UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PA Commerce Bancorp
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(Exact Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	May 16, 2008

Time:	9:00 a.m.

Place:	Four Points by Sheraton Harrisburg
800 East Park Drive
Harrisburg, PA 17111

TO OUR SHAREHOLDERS:

The 2008 Annual Meeting of Shareholders of Pennsylvania Commerce Bancorp, Inc. will be held at the Four Points by Sheraton Harrisburg, 800 East Park Drive, Harrisburg, Pennsylvania, on Friday, May 16, 2008 at 9:00 a.m., for the purpose of considering and voting upon the following matters:

1.	Election of Directors. The election of nine (9) directors to serve until the 2009 Annual Meeting.

2.
Amendment to the 2001 Directors Stock Option Plan.  Approval of an amendment to the 2001 Directors Stock Option Plan (the “Director Plan”) to increase the number of shares of common stock issuable under the 2001 Director Plan by 100,000 shares.

3.
Amendment to the 2006 Employee Stock Option Plan. Approval of an amendment to the 2006 Employee Stock Option Plan (the “Employee Plan”) to increase the number of shares of common stock issuable under the 2006 Employee Plan by 500,000 shares.

4.	Other Business. Any other business properly brought before the shareholders at the meeting.

You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 21, 2008 (the “Record Date”).  Your vote at the Annual Meeting is very important to us.

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) in person.  Whether or not you expect to attend the Annual Meeting, you may submit your proxy using the Internet, using a toll-free telephone number or by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope.  This proxy will not be used if you are present at the meeting and desire to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Peter J. Ressler
Secretary
Harrisburg, Pennsylvania
April 21, 2008

PENNSYLVANIA COMMERCE BANCORP, INC.

PROXY STATEMENT
Dated to be mailed on or about April 21, 2008

GENERAL INFORMATION

This Proxy Statement contains information about the Annual Meeting of Shareholders (the “Annual Meeting”) of Pennsylvania Commerce Bancorp, Inc. (“Commerce”).  The management of Commerce and Commerce Bank/Harrisburg, N.A. (the “Bank”) prepared this Proxy Statement for the Board of Directors.  We first mailed this Proxy Statement and the enclosed proxy card to shareholders on or about April 21, 2008. If you hold your Commerce shares in an account at a bank or brokerage firm, we generally cannot mail our proxy materials directly to you.  Instead, your bank or brokerage firm will forward our proxy materials to you and tell you how to provide it with voting instructions for your Commerce shares.

We will pay the costs of preparing, printing and mailing the proxy and all related materials. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred to forward our proxy materials to beneficial owners of our stock, upon request of such record holders. In addition to sending you these materials, some of our directors, officers or employees may contact you, without additional compensation, by telephone, by mail or in person for the purpose of soliciting proxies or votes.

Our executive offices are located at 3801 Paxton Street, Harrisburg, PA, 17111, and our telephone number is 800-653-6104.  Our mailing address is P.O. Box 4999, Harrisburg, PA  17111.

VOTING

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on March 21, 2008 (the “Record Date”).  A total of 6,332,325 shares of common stock were outstanding on the Record Date and can vote at the Annual Meeting. You are entitled to cast one vote for each share of common stock you own.  The enclosed proxy card shows the number of shares you can vote.  We will hold the Annual Meeting if the holders of a majority of the shares of the common stock entitled to vote either vote by proxy or attend the meeting in person.

As of the Record Date, there were 40,000 shares of Series A Non-Cumulative Preferred Stock ("Preferred Stock") outstanding. Holders of Preferred Stock cannot vote at the Annual Meeting.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to our Transfer Agent in the enclosed prepaid envelope or you may vote using the Internet or the toll-free telephone number as provided on the enclosed proxy card.  The proxy holders named on the proxy card will vote your shares as you instruct.  If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal.  Unless you instruct otherwise, the proxy holders will vote for the election of each of the nine director nominees and for each of the other proposals to be considered at the Annual Meeting. If other matters are properly brought before the shareholders at the meeting, the proxy holders will exercise their judgment and vote as they determine is in the best interest of Commerce and its shareholders.

What vote is required?

The holders of a majority of the aggregate outstanding shares of Commerce common stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Pursuant to the Pennsylvania Business Corporation Law, directors will be elected by a plurality of the votes cast at a meeting at which a quorum is present. Accordingly, the nine candidates receiving the highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors.  A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any other matter submitted to a vote of the shareholders, except in the case where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws.  Accordingly, a majority of the votes cast at the Annual Meeting is required to approve the amendments to the Directors Stock Option Plan and the Employee Stock Option Plan.  Abstentions and broker non-votes will be counted as shares for purposes of determining whether there is a quorum, but will not be counted or voted in favor of the election of directors or on any other matter that may be brought before the Annual Meeting. Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the applicable stock exchange or other organization of which they are members. Because the NASDAQ Stock Market, the stock exchange on which Commerce’s common stock is listed, does not permit brokers to exercise discretion with respect to proposals relating to employee or director stock option plans, your broker cannot vote your shares if you have not provided voting instructions. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the omitted votes are referred to as “broker non-votes”.

What if other matters come up at the Annual Meeting?

The matters described in this Proxy Statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders named in the enclosed proxy card will exercise their judgment to vote your shares in a manner that they deem to be in the best interests of Commerce and its shareholders.

How are votes counted?

Our judges of election will manually count all votes, which are cast in person or by proxy at the Annual Meeting.  Voting is an important right of shareholders.  If you abstain or otherwise fail to cast a vote on any matter, the abstention or failure is not a vote and will not be counted.   Broker non-votes (shares of common stock held in record name by your broker or nominee for which (i) you have not provided voting instructions, (ii) the broker or nominee does not have discretion to vote on your behalf and (iii) the broker or nominee has indicated on the proxy that it does not have authority to vote on such matters) will also not be counted as votes cast.

Can I change my vote after I return my proxy card or vote by telephone or the Internet?

Yes.  At any time before the vote on a proposal, you can change your vote either by:

•	giving Commerce’s secretary a written notice revoking your proxy;
•	signing, dating and returning to us a new proxy; or
•	placing a second telephone or Internet vote.

We will honor the proxy card or the telephone or Internet vote with the latest date.

Can I vote in person at the Annual Meeting?

 Yes.  We encourage you to complete and return the proxy card or vote using the Internet or the toll-free telephone number to ensure that your vote is counted.  However, you may attend the Annual Meeting and vote in person whether or not you have previously voted by proxy.  Your vote in person will automatically revoke a previously submitted vote by proxy.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
 AND CERTAIN BENEFICIAL SHAREHOLDERS

The following table sets forth certain information, as of March 21, 2008, concerning the number and percentage of shares of our common stock beneficially owned by our directors, our named executive officers, and by our directors and named executive officers as a group.  In addition, the table includes information with respect to other persons known to us who own or may be deemed to own more than five percent of our common stock as of March 21, 2008.

The address for each director and named executive officer is c/o Pennsylvania Commerce Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA  17111.

			Percent of Outstanding
Name of Beneficial	Number of Shares		Common Stock
Owner or Identity of Group	Beneficially Owned	[1]	Beneficially Owned	[1]
Directors

James R. Adair	29,753	[2]	*
John J. Cardello, CPA	12,113	[3]	*
Jay W. Cleveland, Jr.	3,020		*
Douglas S. Gelder	147,338	[4]	2.32%
Alan R. Hassman	225,688	[5]	3.55%
Howell C. Mette	142,022	[6]	2.23%
Gary L. Nalbandian	541,819	[7]	8.27%
Michael A. Serluco	178,989	[8]	2.82%
Samir J. Srouji, M.D.	161,462	[9]	2.54%

Named Executive Officers Who are not Directors

Mark A. Zody	104,998	[10]	1.64%
Rory G. Ritrievi	63,816	[11]	1.00%
James R. Ridd	63,937	[12]	1.00%
D. Scott Huggins	4,298	[13]	*
All Directors and Named Executive Officers
of Commerce, as a group (13 Persons)	1,679,253	[14]	24.50%

Other Five Percent Beneficial Shareholders

Commerce Bancorp, Inc.
Commerce Atrium
1701 Route 70 East
Cherry Hill, NJ 08034	666,800	[15]	10.53%

Wellington Management Company, LLP
75 State Street
Boston, MA 02109	576,568	[16]	9.11%
_____________
* less than 1%

1
The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after March 21, 2008.  Shares subject to outstanding stock options, which an individual has the right to acquire within 60 days after March 21, 2008, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only.  Beneficial ownership may be disclaimed as to certain of the securities.

2	Includes 164 shares owned by Mr. Adair’s wife and 16,835 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 2001 Directors Stock Option Plan.

3	Includes 9,653 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 2001 Directors Stock Option Plan.

4
Includes 27,608 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Directors Stock Option Plans.  As of the record date, Mr. Gelder has pledged 115,323 shares of Commerce common stock in connection with real estate and business loans with the Bank.

5
Includes 55,358 shares owned by Mr. Hassman’s wife and 27,608 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Directors Stock Option Plans.  As of the record date, Mr. Hassman has pledged 121,113 shares of Commerce common stock in connection with business loans with the Bank.

6	Includes 27,608 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Directors Stock Option Plans.

7
Includes 107,128 shares held by Mr. Nalbandian’s individually directed participant account in the NAI/CIR Profit Sharing Trust with respect to which Mr. Nalbandian has sole voting power and 27,182 shares held in trust by Mr. Nalbandian or Dorothy Nalbandian for the benefit of Mr. Nalbandian’s children. Also includes 217,487 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1996 and 2006 Employee Stock Option Plans.  As of the record date, Mr. Nalbandian has pledged 73,496 shares of Commerce common stock in connection with a line of credit with another financial institution.

8
Includes 6,062 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 2001 Directors Stock Option Plan. As of the record date, Mr. Serluco has pledged 15,000 shares of Commerce common stock in connection with a real estate loan at another financial institution.

9
Includes 58,701 shares owned by Dr. Srouji’s wife, 1,162 shares owned jointly by Dr. Srouji and his wife and 24,784 shares held by Dr. Srouji’s self-directed participant account in the Plastic Surgery P.C. Profit Sharing Plan.  Also includes 27,608 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1990 and 2001 Directors Stock Option Plans.

10
Includes 20,108 shares owned jointly by Mr. Zody and his wife.  Also includes 62,389 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1996 and 2006 Employee Stock Option Plans.

[11]
Includes 494 shares owned jointly by Mr. Ritrievi and his wife.  Also includes 56,763 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1996 and 2006 Employee Stock Option Plans.

[12]	Includes 41,064 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1996 and 2006 Employee Stock Option Plans.

13	Includes 2,075 shares of Commerce common stock issuable upon the exercise of stock options granted under Commerce’s 1996 and 2006 Employee Stock Option Plans.

14
Includes an aggregate of 522,760 shares of Commerce common stock issuable to directors and named executive officers of Commerce under Commerce’s 1990 and 2001 Stock Option Plans for Non-Employee Directors and Commerce’s 1996 and 2006 Employee Stock Option Plans.

15
Based on Schedule 13G filed by the shareholder with the SEC on February 22, 2008 reporting ownership as of December 31, 2007. The shareholder has sole voting and sole investment power with respect to all shares.

16
Based on Schedule 13G filed by the shareholder with the SEC on February 14, 2007 reporting ownership as of December 31, 2006.  According to the Schedule 13G, the shareholder holds these shares in its capacity as investment advisor; all such shares are held of record by clients of the shareholder.  The shareholder shares voting power with respect to 446,068 shares and shares investment power with respect to all shares.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors, executive officers and persons who own more than 10% of our common stock must file reports with the SEC indicating the number of shares of Commerce common stock they beneficially own and changes in the beneficial ownership.  All such persons are required by the SEC to furnish Commerce with copies of all Section 16(a) reports they file.

Based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2007, we believe all Section 16(a) filing requirements applicable to these persons were timely complied with, except that the following persons filed reports that were inadvertently late:  (a) Alan R. Hassman filed a Form 4 in connection with the sale of common stock and (b) D. Scott Huggins filed a Form 4 in connection with the purchase of shares of common stock.

ELECTION OF DIRECTORS OF COMMERCE

The Bylaws of Commerce provide as follows:

•	the Board of Directors may, from time to time, fix the number of directors;
•	the Board will consist of not less than five nor more than twenty-five directors; and
•	directors will be elected for a one-year term.

The Board of Directors by resolution has set at nine the number of persons to be elected to the Board of Directors at the Annual Meeting.  Pursuant to the Pennsylvania Business Corporation Law, the election of directors will be determined by a plurality vote and the nine nominees receiving the most “FOR” votes will be elected.  Shares may be voted “FOR” or withheld from each nominee.  Abstentions and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of the shares cast for the directors.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the nine nominees as named herein.

All of the nominees are currently members of the Board of Directors and each of them has consented to serve if elected. Commerce does not have separate classes of directors. Although we do not know of any reason why any of these nominees might not be able to serve, we will propose a substitute nominee if any nominee is not available for election.

The proxy holders named on the proxy card intend to vote for the election of the nine persons listed as director nominees to serve until the 2009 Annual Meeting and until their respective successors have been duly qualified and elected.  If you return a signed proxy card without voting instructions, your proxy will be voted in favor of the election of those nominees.  Each nominee is currently a director of both Commerce and the Bank.   All nominees for election were unanimously recommended by the Board of Directors.

The following table shows the name, age, positions with the Commerce and the Bank and length of board service for each nominee for election as director.

Name & Age	Position with Commerce and the Bank	Director Since

Gary L. Nalbandian, 65	Chairman, President and CEO of Commerce and the Bank	1985

James R. Adair, 60	Director of Commerce and the Bank	2001

John J. Cardello, CPA, 47	Director of Commerce and the Bank	2004

Jay W. Cleveland, Jr., 41	Director of Commerce and the Bank	2007

Douglas S. Gelder, 58	Director of Commerce and the Bank	1988

Alan R. Hassman, 68	Director of Commerce and the Bank	1985

Howell C. Mette, Esquire, 80	Director of Commerce and the Bank	1985

Michael A. Serluco, 67	Director of Commerce and the Bank	1985

Samir J. Srouji, M.D., 71	Director of Commerce and the Bank	1985

Except as otherwise stated below, the principal occupation indicated has been the person’s principal occupation for at least the last five years, based upon information furnished by the nominees.

Gary L. Nalbandian.  Mr. Nalbandian, a director of the Bank since 1985 and of Commerce since 1999, has been Chairman of the Bank since 1985 and Commerce since 1999.  Mr. Nalbandian has been President/CEO of the Bank and Commerce since February 15, 2002.  Mr. Nalbandian has also been the Vice President/Treasurer/Secretary of NAI/Commercial-Industrial Realty Co. (NAI/CIR), Wormleysburg, PA since 2002.

James R. Adair.  Mr. Adair, a director of the Bank and of Commerce since 2001, has been the Owner of Adair Construction Services since 2003.

John J. Cardello, CPA.  Mr. Cardello, a director of the Bank and of Commerce since 2004, is a Partner at Seligman, Friedman and Company, P.C., in York, PA, which engages in the accounting and consulting business.

Jay W. Cleveland, Jr.  Mr. Cleveland, a director of the Bank and of Commerce since 2007, is the President and CEO of Cleveland Brothers Equipment Company (a Caterpillar dealer) in Murraysville, PA.

Douglas S. Gelder.  Mr. Gelder, a director of the Bank since 1988 and of Commerce since 1999, is the President and Owner of DSG Development (a land development company) in Hershey, PA.

Alan R. Hassman.  Mr. Hassman, a director of the Bank since 1985 and of Commerce since 1999, is the President of ARH, Inc. and Keystone Lodging Enterprises, in Camp Hill, PA, which engages in the restaurant and hotel business.

Howel1 C. Mette, Esquire.  Mr. Mette, a director of the Bank since 1985 and of Commerce since 1999, is a shareholder in the law firm, Mette, Evans & Woodside in Harrisburg, PA.

Michael A. Serluco. Mr. Serluco, a director of the Bank since 1985 and of Commerce since 1999 is the owner of Consolidated Properties in Wormleysburg, PA, which engages in the business of real estate investment.

Samir J. Srouji, M.D.  Dr. Srouji, a director of the Bank since 1985 and of Commerce since 1999 is a physician-surgeon at Plastic Surgery, P.C., in Camp Hill, PA.

Process for Identifying and Evaluating Nominees for Director. The Nominating and Corporate Governance Committee will utilize current members of the Board of Directors, management and other appropriate sources to identify potential nominees.  The Committee will conduct all appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors, and recommend nominees for approval by the Board of Directors and shareholders.  The Committee’s process for the consideration of potential nominees will be the same for nominees identified by shareholders, as well as the other sources identified above.

The Nominating and Corporate Governance Committee will receive and consider nominee recommendations that shareholders address to the Corporate Secretary of Commerce at the address listed on the first page of this Proxy Statement. If shareholders wish to nominate candidates for election at Commerce’s Annual Meeting, however, they must comply with additional procedures contained in Commerce’s Bylaws.  To nominate someone at the Annual Meeting, you must deliver or mail a notice to the Secretary of Commerce no less than 45 days prior to the date of the Annual Meeting.  Your notice must state your name, residence address and a representation that you are a holder of record of common stock of Commerce entitled to vote  (include the number of shares of Commerce that you own) at such meeting and intend to appear in person or by proxy at the meeting to vote for the person or persons nominated.  Your notice must also contain the following information on each proposed nominee:

•	the name, address and age of the nominee;
•	the principal occupation of the nominee;
•	the number of shares of Commerce’s common stock owned by the nominee;
•	the total number of shares that, to your knowledge, will be voted for the nominee;
•	a description of all arrangements and understandings between you and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by you;
•
such other information regarding each nominee proposed by you as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating and Corporate Governance Committee; and

•	the consent of each nominee to serve as a director of Commerce if so elected.

If you do not follow this procedure, the Chairman of the meeting will disregard your nomination made at the Annual Meeting, and the judges of election will disregard any votes cast for your nominee.

Director Qualifications. Nominees for director will be selected on the basis of outstanding achievement in their careers; Board experience; education; independence under applicable NASDAQ and SEC rules; financial expertise; integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board of Directors and committee duties. Generally, nominees should also have experience in the financial services industry or knowledge about the issues affecting the financial services industry. Nominees should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Commerce's shareholders. They must also have an inquisitive and objective perspective, practical experience and mature judgment. Commerce endeavors to have a Board of Directors representing diverse experiences and policy-making levels in business, government, education and technology, and in other areas relevant to Commerce's activities. Directors are expected to attend scheduled Board and committee meetings and to be prepared for the meetings by reviewing the materials provided to them in advance of the meetings. Nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

Additional criteria apply to directors being considered to serve on a particular committee of the Board of Directors. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand financial statements.

The Nominating and Corporate Governance Committee assesses the appropriate size of the Board in accordance with the limits fixed by Commerce's Bylaws, whether any vacancies on the Board are expected and which incumbent directors will stand for re-election at the next Annual Meeting of Shareholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Nominating and Corporate Governance Committee and other Board members, as well as management, shareholders and other parties. The Nominating and Corporate Governance Committee also has the authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, whether the nominee is recommended by a shareholder or any other party.

In the case of an incumbent director, the Nominating and Corporate Governance Committee reviews such director's service to Commerce during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves.

In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, as independence is defined under applicable NASDAQ Marketplace Rules (“NASDAQ Rules”), and whether the nominee meets the qualifications for director outlined above, as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee or the Board of Directors will interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in the case of a new candidate, the Nominating and Corporate Governance Committee makes a decision as to whether to recommend that the Board of Directors nominate the director candidate for election at the Annual Meeting.

CORPORATE GOVERNANCE

The corporate governance policies of Commerce are set forth in the Corporate Governance Guidelines approved by the Board of Directors. The Corporate Governance Guidelines include information regarding the functions, responsibilities, qualifications and composition of the Board of Directors and other matters.  A copy of the Corporate Governance Guidelines, as approved by the Board of Directors can be found on Commerce’s website at www.commercepc.com, under the “Investor Relations” section in “Corporate Governance Highlights” and is available in print to any shareholder requesting a copy by writing to the Corporate Secretary at the address given on Page 1 of this Proxy Statement.

Our Codes of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics (“the Code”) for our directors, officers and employees.  The Code complies with the requirements of the Sarbanes-Oxley Act of 2002 and NASDAQ listing standards. Commerce provides a copy of the Code to each director, officer and employee.

Commerce has also adopted a Code of Ethics for Senior Financial Officers that is applicable to its Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Controller and any other person performing similar duties.

Each of the above mentioned codes require that any exception or waiver to any provision for directors or applicable officers be submitted for approval to the Board of Directors and such exceptions will be publicly disclosed as required by law or the NASDAQ rules.  A copy of each code can be found under the “Corporate Governance Highlights” in the “Investor Relations” section of Commerce’s website at www.commercepc.com and is available in print to any shareholder who requests a copy by writing to the Corporate Secretary at the address given on Page 1 of this Proxy Statement.

Independence of Directors

As permitted by the NASDAQ rules, to assist the Board in evaluating the independence of each of its directors, the Board has adopted categorical standards of independence.  Applying these standards, the Board of Directors has determined that the following directors and nominees, constituting a majority of the members of the Board, are independent as defined in the applicable NASDAQ rules:  James R. Adair, John J. Cardello, Jay W. Cleveland, Jr., Douglas S. Gelder, Alan R. Hassman, Michael A. Serluco and Samir J. Srouji, M.D.  The categorical standards adopted and applied by the Board consist of the following business or charitable relationships which the Board has determined are not material relationships that would impair a director’s independence:

•
Lending relationships, deposit relationships or other financial service relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, insurance and related products, private banking, investment management, custodial, securities brokerage, cash management and similar services) between Commerce or the Bank, on the one hand, and (i) the director; and/or (ii) any immediate family member of the director who resides in the same home as the director; and/or (iii) any profit or non-profit entity with which the director is affiliated by reason of being a director, officer, employee, trustee, partner and/or an owner thereof, on the other, provided that (A) such relationships are in the ordinary course of business of Commerce or the Bank and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and in addition, (B) with respect to any extension of credit by the Bank to any borrower described in clauses (i) – (iii) above, such extension of credit has been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve System and Section 13(k) of the Exchange Act and no extension of credit is on a non-accrual basis.

•
The fact that (i) the director is a director, officer, employee, trustee, partner and/or an owner thereof in any profit or non-profit entity, (ii) the director is of counsel to a law firm, or (iii) an immediate family member is a director, officer, employee, trustee, partner and/or an owner of any entity, that makes payments to, or receives payments from, Commerce or the Bank for property or services in an amount which, in the current or any of the past three fiscal years, is less than the greater of $200,000 or five percent of the recipient’s consolidated gross revenues, and such property or services were provided or received in the ordinary course of business of each of the parties.

•
Any contract or other arrangement for personal services provided by the director to Commerce or the Bank (excluding services as a director of Commerce or the Bank) if the compensation to the director does not exceed $100,000 during any 12 consecutive months within the previous three years.

•
The employment by Commerce or the Bank of an immediate family member of the director provided that such immediate family member was or is not an executive officer of Commerce and the compensation of any such family member was established by Commerce or the Bank in accordance with its employment and compensation practices applicable to employees holding comparable positions.

For purposes of the foregoing standards of director independence, an "immediate family member" means any of the director's spouse, parents, children, brothers, sisters, mother- and father-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the director's home.

For purposes of service on the Audit Committee, the Board also applies the independence standards of Exchange Act Rule 10A-3.  Accordingly, the direct or indirect receipt by a director of any consulting, advisory or other compensatory fee from Commerce or the Bank (excluding services as a director of Commerce or the Bank) would preclude a director’s service on the Audit Committee.

Directors are requested to inform the Chairman of the Nominating and Governance Committee and the President of Commerce of any change of circumstances or before serving as a director, officer, employee, partner, trustee and/or owner of an outside profit or non-profit entity so that such change in circumstances or opportunity can be reviewed for any independence issues.

Commerce’s independent directors have met and will continue to meet in regularly scheduled Executive Sessions without management present.

Shareholder Communications with the Board

Shareholders who wish to communicate directly with the Board of Directors, including the non-management directors, may direct such communications in writing, via letter to the Audit Committee Chairman, c/o Pennsylvania Commerce Bancorp, Inc., 3801 Paxton Street, Harrisburg, PA 17111.  The Audit Committee Chairman will convey any and all such communications to the full Board of Directors for consideration and review or, if requested by the shareholder, to an individual Board member.

Attendance at the Annual Meeting

The Board of Directors has adopted a policy that all of its directors should be present at Commerce’s Annual Meeting, absent extenuating circumstances.  All of the directors of Commerce were in attendance at the Annual Meeting of Shareholders held May 18, 2007.

Meetings and Committees of the Board of Directors

The Board of Directors met fifteen (15) times during 2007.  In 2007, each director attended more than 75% of the total number of meetings of the Board of Directors, including all committees of Commerce and the Bank, of which they are members.

Commerce’s non-management directors have regularly scheduled meetings without any management directors in attendance at least two times per year.

The Board of Directors of Commerce has established seven (7) committees:

•	the Audit Committee;
•	the Nominating and Corporate Governance Committee;
•	the Compensation Committee;
•	the Compliance Committee;
•	the Executive Committee;
•	the Oversight Committee; and
•	the Real Estate Committee.

Information with respect to the Audit, Nominating and Corporate Governance, Compensation, and Compliance Committees is listed below.

Audit Committee.  The principal duties performed by the Audit Committee include monitoring the integrity of the financial statements of Commerce, reviewing the complete audit of the financial statements of Commerce and its subsidiaries, reviewing and making recommendations to the Board of Directors regarding the internal auditor’s report and the certified public accountants’ audit report, reviewing the independence and performance of Commerce’s independent registered public accounting firm and the pre-approval of professional services provided by the independent registered public accounting firm, reviewing the performance of Commerce’s internal audit function and the monitoring of risks, which includes reviewing the adequacy of internal controls and assessing the extent to which audit recommendations have been implemented.  The members of the Audit Committee are John J. Cardello (Chairman), Douglas S. Gelder, James R. Adair, Jay W. Cleveland, Jr. and Samir J. Srouji.  The Committee met four times in 2007.  The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on Commerce’s website, www.commercepc.com, under the "Investor Relations" section in "Corporate Governance Highlights.” Each member of the Committee is independent, as defined by the NASDAQ rules and the applicable rules of the Securities and Exchange Commission (“SEC”).  The Board has determined that Mr. Cardello is an Audit Committee financial expert, as defined by the SEC.  The report of the Audit Committee is located on page 16 of this Proxy Statement.

Nominating and Corporate Governance Committee.  The functions of the Nominating and Corporate Governance Committee are to identify individuals qualified to become directors and recommend that the Board of Directors nominate those candidates for election to the Board, develop and recommend to the Board a set of corporate governance principles applicable to Commerce and otherwise take a leadership role in shaping our corporate governance. The members of the Committee are Douglas S. Gelder (Chairman), John J. Cardello and Samir J. Srouji.  Each member of the Committee is independent, as defined by the NASDAQ rules.  The Committee met four times during 2007. The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on Commerce’s website, www.commercepc.com, under the "Investor Relations" section in "Corporate Governance Highlights.”

Compensation Committee.  The functions of the Compensation Committee are to evaluate Commerce’s compensation policies and plans, to review and evaluate the individual performance of Commerce’s directors, to establish the compensation of the directors, to evaluate, establish and approve or recommend to the full Board for approval the compensation of our named executive officers and other specified responsibilities related to personnel and compensation matters affecting Commerce.  The members of the Compensation Committee are Alan R. Hassman (Chairman), Douglas S. Gelder and Michael A. Serluco. Each of the members of the Committee is independent, as defined in the NASDAQ Rules.  The Committee met one time in 2007. The Compensation Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on Commerce’s website, www.commercepc.com, under the “Investor Relations” section in “Corporate Governance Highlights.” The Compensation Discussion and Analysis begins on page 17 of this Proxy Statement and the Compensation Committee Report appears on page 28 of this Proxy Statement.  The Committee is also responsible for determining whether to recommend to our Board of Directors that the Compensation Discussion and Analysis section be included in the Annual Report on Form 10-K and Proxy Statement and for providing a Compensation Committee Report for the Proxy Statement.

Compliance Committee.  The functions of the Compliance Committee include representing and providing assistance to the Board in fulfilling its oversight responsibility relating to compliance with legal and regulatory requirements, reviewing reports of examination issued by federal banking authorities and other third parties with respect to legal and regulatory compliance, reviewing with the Board any issues coming to its attention regarding compliance with regulatory requirements, monitoring Commerce’s compliance programs and monitoring compliance by the Commerce’s subsidiaries with all applicable laws, rules and regulations.  The members of the Compliance Committee are James R. Adair (Chairman), Douglas S. Gelder, Howell C. Mette and Michael A. Serluco. The Committee met eleven times in 2007.  The Compliance Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found on Commerce’s website, www.commercepc.com, under the “Investor Relations” section in “Corporate Governance Highlights.”

Related Party Transaction Policy and Procedures

Commerce does not have a separate written policy specific to related party transactions; however, a separate written policy will be submitted to the Board of Directors for review and approval in early 2008.  The Board is responsible for reviewing and approving all related party transactions.  Related parties of Commerce include our directors, executive officers, certain of our shareholders and the immediate family members of any of these three groups.  To identify related party transactions, each year we submit and require our directors and executive officers to complete Director and Officer Questionnaires listing any transactions with us in which the director, executive officer, or their immediate family members have an interest.  We review related party transactions for potential conflicts of interest.  A conflict of interest could occur if an individual’s private interest interferes with the interests of Commerce or the Bank.  Our Code of Business Conduct and Ethics requires all directors, executive officers and employees who may have a potential or apparent conflict of interest to notify Commerce’s Chief Risk Officer, as well as Commerce’s President.  Directors and executive officers are to provide reasonable notice to the Chief Risk Officer and to the President of all changes or new business activities, related party relationships and board directorships as they arise.

In addition, Commerce and the Bank are subject to Federal Reserve Regulation O, which deals with loans by federally regulated banks to certain insiders, which includes an executive officer, director or 10% controlling shareholder of the applicable bank or bank holding company, or an entity controlled by such executive officer, director or controlling shareholder (“Insiders”). Commerce follows a Regulation O policy that prohibits the subsidiary bank from making loans to an Insider unless the loan (i) is made on substantially the same terms (including interest rates and collateral) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by the Bank with other persons who are not subject to Regulation O and who are not employed by the Bank; and (ii) does not involve more than the normal risk of repayment or present other unfavorable features. Commerce and the Bank are examined periodically by bank regulators for compliance with Regulation O. Internal controls exist within Commerce and the Bank to ensure that compliance with Regulation O is maintained on an ongoing basis.

We believe that these policies provide appropriate levels of control and monitoring of the types of related party transactions that are likely to arise in the nature of our business and the associated risks.

Related-Party Transactions

Applicable SEC regulations require Commerce to disclose transactions with certain related parties where the amount involved exceeds $120,000 and in which the related party has a direct or indirect material interest.  However, a person who has a position or relationship with a firm, corporation, or other entity that engages in a transaction with Commerce is not deemed to have a material interest in the transaction where the interest arises only from such person’s position as a director of another entity and/or arises only from the ownership by such person (and such person’s immediate family members) in the other entity if that ownership is under 10%, excluding partnerships.  Transactions in which a related person does not have a direct or indirect material interest are not required to be disclosed.

Customer Relationships.  During 2007, the Bank had, and expects to have in the future, loan and deposit account banking transactions in the ordinary course of business with directors, officers, and principal shareholders (and their associates) of Commerce.  All loans and commitments to lend made to such persons and to the companies with which they are associated were made in the ordinary course of business, on substantially the same terms, (including interest rates, collateral on loans, and repayment terms), as those prevailing at the same time for comparable transactions with others.  Management believes that these loans present no more than the normal risk of collectibility or other unfavorable features. Also, these loans and extensions of credit are governed by Regulation O. We discuss our process for managing transactions governed by Regulation O above. The loans to these persons and related companies amounted to less than 2% of total loans outstanding as of December 31, 2007.

Business Relationships.  In the ordinary course of business, we may enter into transactions with, or receive services from, entities affiliated with our directors or their immediate family members including the following:

Howell C. Mette, a director and 2.23% beneficial shareholder of Commerce, is a shareholder (owning less than a 5% equity interest) in the law firm of Mette, Evans & Woodside, which Commerce retained during 2007, and has retained for 2008.

Gary L. Nalbandian, Chairman, President and CEO of Commerce and the Bank, and an 8.27% beneficial shareholder of Commerce is the Vice President/Treasurer/Secretary of NAI/Commercial-Industrial Realty Co. (“NAI/CIR”).  The Bank has utilized NAI/CIR to identify sites for its store expansions.  In connection with these transactions, NAI/CIR received commissions from independent third parties related to real estate transactions conducted on behalf of the Bank.  Mr. Nalbandian received no direct financial benefit from such commissions.

Shareholder Relationships.  As of March 21, 2008, Commerce Bancorp, Inc. (“Bancorp”), owned 10.53% of Commerce’s common stock, 40,000 of Commerce’s Series A preferred stock, warrants that entitle Bancorp to purchase 287,332 shares (as adjusted for common stock dividends and stock splits) of our common stock in the event of a “change in control” (as defined in the Warrant Agreement) and 100% of Commerce’s Trust Capital Securities.  Under a Master Services Agreement, Bancorp, through its subsidiary, Commerce Bank, N.A., a national bank located in Cherry Hill, New Jersey, provides various services to the Bank including:

•	maintaining the computer wide area network;
•	proof and encoding;
•	deposit and loan account statement rendering;
•	ATM/VISA Card processing;
•	data processing;

•	advertising support; and
•	call center support.

These services are provided for a monthly fee.  The Bank paid approximately $4.4 million for services provided by Bancorp during 2007.  Insurance premiums and commissions, which are paid to a subsidiary of Bancorp, are included in this total.

Additionally, the Bank occasionally sells loan participations to Commerce Bank, N.A.  At December 31, 2007, the balance of such participations outstanding was $0.

A federal funds line of credit was established with Commerce Bank, N.A., in the amount of $50 million at a rate of interest based upon the overnight federal funds rate, which could be drawn upon if needed.  The balance at December 31, 2007 on this line was $25.5 million.

On October 2, 2007, Bancorp and The Toronto-Dominion Bank (“TD”) entered into an Agreement and Plan of Merger pursuant to which TD will acquire Bancorp and Bancorp will become a wholly-owned subsidiary of TD.  The merger of the respective Holding Companies was completed on March 31, 2008, however the merger of the subsidiary bank charters has not yet occurred.  At this time, it is not possible to determine the long-term impact this will have with respect to the services provided to us by Commerce Bank, N.A. Commerce Bank/Harrisburg management has a contingency plan which will be implemented if it becomes necessary to outsource the services currently provided to us by Commerce Bank, N.A. to another third party provider.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2007

The following table lists the total compensation paid to Commerce’s non-employee directors in 2007.

	Fees Earned	Option	All Other
	or	Awards	Compensation	Total
Name	Paid in Cash	($)[1]	($)	($)

James R. Adair	$ 32,100	$ 20,092	n/a	$ 52,192

John J. Cardello	41,600	20,092	n/a	61,692

Jay W. Cleveland, Jr.	11,400	n/a	n/a	11,400

Douglas S. Gelder	30,900	20,092	n/a	50,992

Alan R. Hassman	21,100	20,092	n/a	41,192

Howell C. Mette	24,800	20,092	n/a	44,892

Michael A. Serluco	25,000	20,092	n/a	45,092

Samir J. Srouji, M.D.	24,700	20,092	n/a	44,792

1
This column shows the dollar amount recognized for financial statement purposes during 2007 for the fair value of stock options granted to Commerce’s non-employee directors during 2007, in accordance with Financial Accounting Standards Board Statement No. 123(R), “Share Based Payment” (“FAS 123(R)”). This amount includes options granted in 2006 and 2007, as vesting for options granted prior to July 1, 2005 was accelerated in December 2005.  The full grant date fair value, under FAS 123(R), of options granted to each non-employee director in 2007 was $43,257. This is the amount Commerce will recognize for financial statement reporting purposes over the award’s vesting schedule. Options granted in 2007 were valued at $10.18 using a Black-Scholes option pricing model in accordance with FAS 123(R). For a discussion on the valuation assumptions used, see Note 1 to Commerce’s Notes to Consolidated Financial Statements included in Commerce’s annual report on Form 10-K for the year ended December 31, 2007. As of December 31, 2007, the aggregate number of unexercised options held by each non-employee director was as follows:

	Number of Options
Name	Vested	Unvested

James R. Adair	14,773	7,250

John J. Cardello	7,591	7,250

Jay W. Cleveland, Jr.	-	-

Douglas S. Gelder	29,137	7,250

Alan R. Hassman	29,137	7,250

Howell C. Mette	29,137	7,250

Michael A. Serluco	4,000	7,250

Samir J. Srouji, M.D.	25,546	7,250

Director’s Fees

Each Commerce director, including Mr. Nalbandian, received an annual retainer fee of $2,000 plus a fee of $1,500 for each regular monthly meeting of the Board of Directors attended in 2007.  Each director who is an active member of the Audit Committee or the Executive Committee received $500 for each committee meeting attended.  Each director who is an active member of the Nominating and Corporate Governance Committee, the Compensation Committee, the Compliance Committee, the Oversight Committee or the Real Estate Committee received $300 for each committee meeting attended.  The Chairman of the Audit Committee received an additional fee of $4,500 per quarter. The Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Real Estate Committee each received a fee of $500 for each meeting attended. Also, the Chairman of the Compensation Committee, the Chairman of the Compliance Committee and the Chairman of the Oversight Committee each received a fee of $600 for each meeting of these committees attended.

The annual retainer fee for 2008 will remain the same as in 2007 and the monthly Board of Directors meeting fee will be $1,600. For 2008, each director who is an active member of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, the Compliance Committee, and the Real Estate Committee will receive $500 for each committee meeting attended. Each Director who is an active member of the Executive Committee will receive a fee of $1,000 for each meeting attended and each director who is an active member of the Oversight Committee will receive $300 for each Committee meeting attended. The Chairman of the Audit Committee will receive an additional fee of $4,500 per quarter. The Chairman of the Nominating and Corporate Governance Committee, the Chairman of the Compensation Committee, the Chairman of the Compliance Committee and the Chairman of the Real Estate Committee will receive $1,000 for each meeting they attend.  The Chairman of the Oversight Committee will receive $600 for each meeting he attends.

1990 and 2001 Stock Option Plan for Non-Employee Directors

Effective January 1, 1990, Commerce adopted the 1990 Directors Stock Option Plan for non-employee directors (the "1990 Plan") which provides for the purchase of a total of not more than 359,171 shares of Commerce common stock (as adjusted for all stock splits and dividends through the record date) by members of the Board of Directors of Commerce. Options granted pursuant to the 1990 Plan may be exercised beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Commerce, as such term is defined in the 1990

Plan. No further options may be granted under the 1990 Plan. As of the record date, options to purchase 28,728 shares of Commerce common stock (as adjusted for all stock splits and stock dividends through the record date) were outstanding under the 1990 Plan.

Effective January 1, 2001, Commerce adopted the 2001 Directors Stock Option Plan for non-employee directors (the "2001 Plan") which provides for the purchase of a total of not more than 243,100 shares of Commerce common stock (as adjusted for all stock splits and dividends through the record date) by members of the Board of Directors of Commerce and other persons who provide services to Commerce but are not employees. Options may be granted under the 2001 Plan through December 31, 2010. Under the 2001 Plan, members of the Board of Directors of Commerce and others who are not also employees of Commerce are entitled to receive options to purchase Commerce common stock. Options granted prior to January 1, 2005 pursuant to the 2001 Plan may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Commerce, as such term is defined in the 2001 Plan. Options granted pursuant to the 2001 Plan after January 1, 2005, may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant ratably over four years or (ii) a "change in control" of Commerce. On December 16, 2005 our Board of Directors approved the accelerated vesting of all outstanding unvested stock options awarded prior to July 1, 2005 to employees and directors.  This acceleration was effective as of December 18, 2005.  The decision to accelerate the vesting of the options was to enable the Company to reduce the amount of non-cash compensation expense that would have been recorded in the Company’s income statement in future periods upon the adoption of Financial Accounting Standards Board (FASB) Statement No. 123(R), “Share-Based Payment” in January 2006. Along with the accelerated vesting, we placed a restriction on the members of the Board to prevent the sale, or any other transfer, of any stock obtained through exercise of an accelerated option prior to the earlier of the original vesting date or the individual’s termination as a director. As of the Record Date, options to purchase 211,507 shares of Commerce common stock (as adjusted for all stock splits and stock dividends through the record date) had been granted under the 2001 Plan and 31,593 shares of Commerce common stock (as adjusted for all stock splits and stock dividends through the record date) were available for issuance under the 2001 Plan.

Both the 1990 Plan and 2001 Plan are administered by our Board, including non-employee directors. Options granted under the 1990 Plan and/or 2001 Plan are not "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Option exercise prices are intended to equal 100% of the fair market value of Commerce's common stock on the date of option grant. The Board has the discretion to grant options under the 2001 Plan to non-employee directors or to other persons who are not employees of Commerce and determine the number of shares subject to each option, the rate of option exercisability, and subject to certain limitations, the option price and the duration of the options. Unless terminated earlier by the option's terms, options granted under the 1990 Plan and/or 2001 Plan expire ten years after the date they are granted.  Options are not transferable other than by will or laws of descent and distribution.  A director can exercise options only while a director of Commerce or that period of time after he/she ceases to serve as determined by the Board of Directors.  If a director dies within the option period, the director’s estate may exercise the option within three months of his or her death. The number of shares subject to option and the option price will be appropriately adjusted if the number of issued shares is decreased or increased by changes in par value, a combination, stock dividend or the like.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee members are Alan R. Hassman (Chairman), Douglas S. Gelder and Michael A. Serluco.  No person who served as a member of the Compensation Committee during 2007 was a current or former employee of Commerce or any of our subsidiaries or, except as previously disclosed, engaged in certain transactions with Commerce required to be disclosed by regulations of the SEC. Additionally, there was no Compensation Committee “interlocks” during 2007, which generally means that no executive officer of Commerce served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Commerce.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee met with management on March 7, 2008 to review and discuss Commerce’s 2007 audited financial statements. Additionally, the Audit Committee met with Beard Miller Company LLP, Commerce’s independent accountants and discussed the matters required by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees).  The Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with Beard Miller Company LLP its independence.  Based on these discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2007.

By:  John J. Cardello, Chairman
James R. Adair
Jay W. Cleveland, Jr.
Douglas S. Gelder
Samir J. Srouji

EXECUTIVE OFFICERS

The following table shows the name, age, position, and business experience for the past five years of each of Commerce’s named executive officers included in this Proxy Statement determined in accordance with the rules and regulations of the SEC.

		Positions with Commerce and/or its Subsidiaries
Name	Age	Principal Occupation

Gary L. Nalbandian	65	Chairman, President and CEO of Commerce and the Bank
		since February 2002. Prior thereto, Chairman of the Board
		since June 1985.

Mark A. Zody	44	Executive Vice President and Chief Financial Officer
		of Commerce and the Bank.

Rory G. Ritrievi	44	Executive Vice President and Market President of Commerce
		and the Bank since June 2007; Executive Vice President and
		Chief Lending Officer of Commerce and the Bank since
		November 1999.

James R. Ridd	46	Senior Vice President and Chief Credit Officer of Commerce and
		the Bank since October 2004; Senior Vice President and Senior
		Credit Officer of Commerce and the Bank since January 2002.

D. Scott Huggins	58	Senior Vice President and Chief Risk Officer of Commerce and
		the Bank since December 2004. Prior to joining Commerce in December
		2004, Mr. Huggins was Senior Vice President/Chief Auditor of Fulton
		Finanical Corporation from August 1999 to December 2004.

COMPENSATION DISCUSSION AND ANALYSIS
Overview

Our Compensation Discussion and Analysis discusses the compensation awarded to our Chief Executive Officer (CEO), Chief Financial Officer (CFO) and our other three most highly compensated executive officers.  These executives are the “named executive officers” in this Proxy Statement.  We use the term “executive officers” to refer to all persons designated as “executive officers” under the Exchange Act and its rules and regulations.  Specifically, we address the following topics in our discussion and analysis of the compensation of the named executive officers:

•	our compensation philosophy and objectives;
•	what our compensation program is designed to reward;
•	the components of and why we pay each component of our executive compensation program;
•	how each component fits into our overall compensation objectives; and
•	how we have determined the amount for each component of executive compensation, including the roles of our Compensation Committee, our management and the compensation consultant.

Compensation Philosophy

The intent of our executive compensation program is to create an environment in which Commerce’s compensation objectives as listed below will be achieved.  The program is designed to support Commerce’s core values and strategic objectives.  We believe in maintaining a competitive compensation package to attract executive talent and ensure continuity of the management team, all with the goal of increasing shareholder value over the long-term.  In furtherance of Commerce’s objective of aligning the interests of executive officers with the long-terms interests of our shareholders, our compensation program focuses on long-term compensation in the form of stock options.  As the grant of stock options allows our executives to share in the growth they create for shareholders, we believe this focus will improve the long-term growth for shareholders.

Compensation Objectives

The objectives of our executive compensation program are as follows:

•	attract, retain, reward and motivate executive officers to achieve Commerce’s business objectives;
•	align the interest of executive officers with the long-terms interests of our shareholders;
•	provide compensation packages competitive with those of other similar bank holding companies and banks;
•	encourage stock ownership by our executive officers.

What Our Program is Designed to Reward

Our compensation program is designed to reward hard work; deposit and loan growth; improvement from year to year in total revenues, net income, net income per share and shareholder value; promotion of the Commerce brand and customer loyalty; excellent customer service and long-term service to Commerce.

Compensation Components and Why We Pay Each Component

We structure executive compensation to create a relationship between compensation awarded and the individual’s experience, responsibilities and performance, as well as the long-term interests of our shareholders. Our named executive officers do not have employment, severance or change in control agreements.  Compensation for our named executive officers consists of the following components:

•	base salary;
•	annual bonus;
•	stock option awards; and
•	other benefits.

Base Salary

Base salaries for our executive officers are intended to be competitive in order to attract and retain executive talent and are dependent upon the executive’s responsibilities, experience and performance. In determining salaries, the Compensation Committee considers the individual’s position, performance and experience as well as the competitive salary data provided by our compensation consultant. The base salaries of our named executive officers are reviewed on an annual basis, but are not automatically increased if the Compensation Committee believes that other components of compensation are more appropriate based on the executive’s and/or Commerce’s performance.  For example, after the year 2005 in which net income improved only marginally, and with the anticipation of a very challenging year in 2006 on net income, given the flat and sometimes inverted interest rate yield curve, the Committee decided that base salaries should remain the same for the next year, that no bonuses should be awarded for the fiscal year, but a modest number of stock options was appropriate in order to foster attention to long-term shareholder returns.

Bonus

Bonuses are intended to provide a direct, discretionary cash incentive to our named executive officers. The Compensation Committee, with input from our chief executive officer with respect to the other executive officers, in conjunction with information and analysis provided by our compensation consultant concerning bonuses awarded at other companies, uses its judgment in determining the current year bonus for each executive officer.  Annually, the Compensation Committee determines whether to award and the amount of any bonuses to be awarded to the named executive officers.  In determining bonuses, the Committee reviews and evaluates each executive officer’s performance within the context of Commerce’s performance during the previous fiscal year and considers information provided in the compensation consultant’s review.

Option Awards

The focus of Commerce’s compensation program is the granting of stock options in order to align executive compensation with Commerce’s long-term performance, as well as shareholder return.  The stock option program is also designed to recognize the executive’s responsibilities, experience and performance.  In determining stock option awards, our Compensation Committee considers the performance of the executive and of Commerce during the previous year, information and analysis provided by our compensation consultant and the expected performance of the executive during the current year. Stock options granted in 2007 were reflective of each named executive officer’s 2006 performance as well as the expected contribution of each executive officer to Commerce’s future success.

In February 2008, upon ratification by the Board, our Compensation Committee, using the same evaluation criteria discussed above, awarded stock options to our executive officers based on each executive officer’s 2007 performance as well as the expected contribution of each executive officer to Commerce’s future success. The exercise price for all stock option grants is the closing price of Commerce stock on the NASDAQ Global Select Market on the date of grant. Options granted in February 2008 were valued at $10.68 per share using a Black-Scholes option pricing model in accordance with FAS 123(R).

            Beginning in 2006, Commerce began expensing stock option grants in accordance with FAS 123(R). When determining the amount of stock options to grant, the Compensation Committee considered the cost of the grant with its potential benefits as a compensation component. We believe that granting stock options effectively balances the objective of aligning executive compensation with Commerce’s long-term performance as well as shareholder return.

Other Benefits

Commerce provides executive officers with other benefits, reflected in the Summary Compensation Table under the heading, “All Other Compensation.” We believe these benefits are reasonable, competitive and consistent with our overall compensation structure. The cost of these benefits is not material to each executive officer’s total compensation. Benefits include: life insurance premiums; long-term disability insurance premiums; long-term care insurance premiums; 401(k) matching contributions; personal use of a company car; and country club dues. We believe that such benefits are reasonable, comparable to benefits offered to executive officers by other employers and a necessary component of compensation to attract and retain executive officers.

            At a level equal to all employees, Commerce offers a comprehensive benefits package for health, dental and vision insurance coverage to all full-time employees, including the named executive officers, their spouses and children. Commerce pays a portion of the premiums for the coverage selected and the amount paid varies with each health, dental and vision plan.  All of the named executive officers have elected one of the standard coverage plans available.  Commerce does not provide post retirement health, dental or vision benefits to its named executive officers or to any other employee.

Commerce offers an employee stock purchase plan to all of our employees in an effort to advance the interests of Commerce and our shareholders by encouraging our employees to acquire a stake in the future of Commerce through the purchase of  shares of our common stock, thereby aligning the interests of the employees with those of our shareholders.  Our named executive officers are eligible to participate in this plan on the same terms as all other employees.

Stock Ownership Guidelines

The Compensation Committee believes that it is in the best interests of our shareholders for our executive officers and directors to own Commerce common stock. “Stock ownership” includes stock owned directly, stock owned indirectly through 401(k) plans and stock option grants. While the Compensation Committee has not established stock ownership guidelines or requirements, we encourage all executive officers and directors to own stock through one of these means.

How Each Compensation Component Fits into Our Compensation Objectives

           Each component of our compensation program is designed to provide a competitive compensation package that will attract, retain, reward and motivate our executive officers to achieve Commerce’s business objectives.  In addition, the stock option program effectively aligns the interests of our executive officers with the long-term interests of our shareholders because the value of the stock options is dependent upon increases in Commerce’s stock price after the date that the options are granted.  The stock option program also encourages stock ownership by our executive officers.  As discounted stock options, reload stock options or re-pricing of stock options would be counter to our objective of aligning the interests of executive officers with the long-terms interests of our shareholders, our stock option plan does not permit such grants.  In furtherance of our philosophy of ensuring continuity of management and to encourage a long-term perspective, stock options are not exercisable until one year after the date of grant and then are exercisable ratably over four years.  Stock options expire no later than ten years from the date of grant.

How We Have Determined the Amount of Compensation

Role of the Compensation Committee

A central role of the Compensation Committee is to assist our Board in carrying out the Board’s responsibilities relating to the compensation of Commerce’s executive officers and directors.  Subject to ratification by the full Board of Directors, the Compensation Committee has overall responsibility for oversight, evaluation, assessment and approval of (i) executive officer compensation plans and programs, (ii) all compensation programs involving the issuance of stock options and (iii) director compensation plans and programs.  The Compensation Committee typically reviews and determines executive compensation in February of each year.

At its February meeting when it sets the executives’ compensation for the year, the Compensation Committee reviews the performance of Commerce and the executives during the previous year.  Factors included in compensation decisions for executive officers include, but are not limited to:

•	financial measurements of Commerce’s performance such as asset, deposit and loan growth, total revenues, net income, net income per share, asset quality and shareholder returns;
•	evaluation of the performance of each executive in the following areas:
o	promotion of the “Commerce” brand;
o	execution of the “Commerce” model;
o	enforcement of the “Commerce” culture; and

o	achievement of operational and/or industry excellence by improving the customer experience; and
•	competitive data from compensation consultants.

The Committee does not establish individual target performance levels for Commerce’s executive officers.  The Committee’s broader and more general approach to setting compensation involves an assessment of the previous year, with a consideration of  the economic and regulatory environment during the year and the executives’ response to such environment.  The Committee also considers the expected work load and challenges facing the executives in the current year.  In setting compensation for 2007, the Committee placed significance on the fact that during 2007, without any additional staff, Commerce would implement plans and procedures in order to comply with an agreement that it had entered into with the Office of the Comptroller of the Currency (“OCC”).  The Committee also considered the measures that the executives had taken during 2006 to minimize the impact on Commerce’s earnings of an extended inverted yield curve.   In awarding bonuses for fiscal year 2007, the Committee placed considerable weight on the named executives’ response to additional inquiries from the OCC while continuing to run the business in addition to the executives’ implementation of plans and procedures in order to comply with the agreement with  the OCC.

Our Compensation Committee generally does not follow compensation formulas or react to short-term changes in Commerce’s performance in determining the amount and mix of compensation components. We do not believe that it is appropriate to establish compensation levels primarily based on benchmarking.  We believe that information regarding pay practices at other banks and bank holding companies is useful, in that we recognize that our compensation practices must be competitive in the marketplace.  However, this marketplace information is only one of the factors that we consider in assessing the level and compensation of executive officer compensation.  See the discussion below regarding the role of the compensation consultant in determining executive compensation.

            Role of Management in Determining or Recommending Compensation

Committee Chairman Hassman works with Chief Executive Officer Nalbandian in establishing meeting agendas.  The Committee typically meets with the CEO and other executive officers in its general discussions of our compensation policies and programs.  However, the Committee meets in executive session without any members of management present to determine specific compensation packages for the named executive officers.  The CEO provides the Committee with performance evaluations and makes recommendations concerning the amount and composition of compensation to be awarded to our named executive officers, excluding himself.  In addition, the Committee has opportunities throughout the year to observe the performance of the named executive officers during monthly Board of Directors meetings when the executives present to the Board the financial performance and associated risks in each executive’s area of responsibility. The Compensation Committee reviews and considers the CEO’s recommendations and makes a final determination, subject to ratification by the full Board.

           Role of Compensation Consultant in Determining Executive Compensation

The Compensation Committee periodically retains the services of an external compensation consultant to evaluate Commerce’s executive compensation.  In late 2006, the Compensation Committee retained The Pierson Group, located in Philadelphia, Pennsylvania, to conduct an executive compensation review.  The Compensation Committee directed the consultant to review and compare salary, bonus and stock option awards for Commerce’s named executive officers (those named in Commerce’s 2007 Proxy Statement) to several groups of banks and bank holding companies similar in size to Commerce, as well as those banks with which Commerce directly competes.  The Chief Credit Officer was not included in the review.

In its review and comparison, The Pierson Group used published salary surveys and Proxy Statement compensation data of the following banks and bank holding companies:

Organization
ACNB Corp. (PA)
Alliance Financial Corp. (NY)
AmeriServ Financial Inc. (PA)
Arrow Financial (NY)
Berkshire Bancorp (NY)
Bryn Mawr Bank Corp. (PA)
Center Bankcorp (NJ)
Citizens & Northern (PA)
CNB Financial Corp. (PA)
Community Banks, Inc. (PA)
First Chester (PA)
First Mariner Bancorp (MD)
First United Corp. (MD)
First National Community Bancorp (PA)
First of Long Island (NY)

Fulton Financial (PA)
Greater Community Bancorp (NJ)
IBT Bancorp Inc. (PA)
Intervest Bancshares (NY)
Leesport Financial Corp (PA)
National Penn Bancshares, Inc. (PA)
Peapack Gladstone (NJ)
Republic First Bancorp (PA)
Royal Bancshares of PA (PA)
Shore Bancshares Inc. (MD)
State Bancorp Inc. (NY)
Sterling Financial Corp. (PA)
Suffolk Bancorp (NY)
Susquehanna Bancshares (PA)

The Pierson Group reported to the Committee that the 2006 base salaries of Commerce’s CEO, CFO and Chief Risk Officer were 84%, 88% and 84%, respectively, of the median, or 50th percentile, of the competitive market. The base salary of the Chief Lending Officer was 18% greater than the median, but well less than the 75th percentile.  With respect to bonuses, The Pierson Group reported that bonus levels as a percent of base salary, were considerably less than the market levels. Stock option grants, however, were found by the consultant to exceed those offered by competitive banks (although not sufficiently high enough to make up for the competitive gap in total direct compensation).  The Compensation Committee reviewed the information provided by the consultant and determined that Commerce’s executive compensation program is consistent with Commerce’s practice of focusing on stock option grants while maintaining somewhat competitive, but below market level short-term cash compensation.  The Compensation Committee determined that the salary, bonus and stock option awards (considered to be total direct compensation by the compensation consultant) for each executive officer fell within a reasonable range of compensation paid to executive officers of comparable companies.  Consequently, base salaries for the named executive officers were not materially increased (averaging 6.24%) in 2007 based on the information provided by the consultant.

 Chief Executive Officer Compensation

In determining salary and bonus for Mr. Nalbandian, the Compensation Committee evaluated his individual performance, within the context of Commerce’s performance, as well as his individual contributions to Commerce’s performance.  His bonus was awarded based upon that evaluation.

Mr. Nalbandian was awarded stock options in 2007 based upon his 2006 individual performance as well as his expected contribution to Commerce’s future success.  He was awarded stock options in February 2008 based upon his 2007 performance as well as his expected contribution to Commerce’s future success.

The Compensation Committee believes that the 2007 compensation for Mr. Nalbandian is consistent with Commerce’s compensation philosophy and objectives

Other Executive Officer Compensation

The Compensation Committee believes salaries are dependent upon the responsibilities, experience and performance of each executive officer.

In determining bonuses for Messrs. Zody, Ritrievi, Ridd and Huggins, we evaluated the individual performance of each executive, within the context of Commerce’s performance, and the individual contribution of each executive to Commerce’s performance.  Bonuses were awarded based on that evaluation.

Each executive officer was awarded stock options in 2007 reflective of the individual performance of each executive in 2006 as well as the expected contribution of each executive to Commerce’s future success.  The named executive officers were awarded stock options in February 2008 based upon the individual performance of each executive in 2007 as well as the expected contribution of each executive to Commerce’s future success.

The Compensation Committee believes that the 2007 compensation for these executives is consistent with our overall compensation philosophy and objectives.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Year 2007

The following table is a summary of certain information concerning the 2006 and 2007compensation awarded or paid to, or earned by Commerce’s Chief Executive Officer, Chief Financial Officer and each of Commerce’s other three most highly compensated executive officers during 2007 collectively referred to throughout this Proxy Statement as the “named executive officers”.
				Option	All Other
Name and		Salary	Bonus	Awards	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(2)	($)

Gary L. Nalbandian	2007	$ 345,000	$ 50,000	$ 145,651	$ 32,114	$ 572,765
Chairman, President and	2006	325,000	30,000	67,760	29,581	452,341
Chief Executive Officer
of Commerce and the Bank

Mark A. Zody	2007	$ 175,000	$ 20,000	$ 50,746	$ 16,644	$ 262,390
Executive Vice President and	2006	162,500	15,000	24,200	16,115	217,815
Chief Financial Officer
of Commerce and the Bank

Rory G. Ritrievi	2007	$ 205,000	$ 20,000	$ 55,611	$ 11,139	$ 291,750
Executive Vice President	2006	192,500	15,000	26,620	9,724	243,844
and Chief Lending Officer
of Commerce and the Bank

James R. Ridd	2007	$ 154,000	$ 10,000	$ 17,028	$ 5,780	$ 186,808
Chief Credit Oficer	2006	150,000	5,000	8,079	5,609	168,688
of Commerce and the Bank

D. Scott Huggins	2007	$ 130,000	$ 10,000	$ 12,873	$ 5,207	$ 158,080
Senior Vice President	2006	120,000	5,000	4,840	4,874	134,714
and Chief Risk Officer of
Commerce and the Bank

1
This column shows the dollar amount recognized for financial statement reporting purposes for the years listed for the fair value of stock options granted to each of the named executive officers in accordance with FAS 123(R).  This amount includes options granted in 2006 and 2007, as vesting for options granted prior to July 1, 2005 was accelerated in December 2005.  Options granted in 2007 were valued at $10.06 using a Black-Scholes option pricing model in accordance with FAS 123(R).  For a discussion of the valuation assumptions used, see Note 1 to Commerce’s Notes to Consolidated Financial Statements included in Commerce’s annual report on Form 10-K for the year ended December 31, 2007.

2
Includes (a) annual retainer and monthly director meeting fees for Mr. Nalbandian of $21,500; (b) contributions by the Bank to the executive officer’s 401(k) Retirement Savings Account in the amounts of $5,456 for Mr. Nalbandian, $4,526 for Mr. Zody, $5,253 for Mr. Ritrievi, $3,830 for Mr. Ridd, and $3,969 for Mr. Huggins, and (c) Long Term Care insurance premiums in the amounts of $1,951 for Mr. Nalbandian, $842 for Mr. Zody, $842 for Mr. Ritrievi, $864 for Mr. Ridd, and $1,238 for Mr. Huggins.  Amounts in this column also include the personal use of a Bank provided automobile for Messrs. Nalbandian, Zody, Ritrievi and Ridd; amounts paid for country club dues for Mr. Ritrievi; and amounts paid for life insurance premiums and long-term disability premiums for Mr. Zody.

Employee Stock Option Plan

In 1996, Commerce shareholders approved the 1996 Employee Stock Option Plan (the “1996 Plan”) which provided for 1,254,738 shares of common stock (adjusted for all stock dividends and stock splits) for issuance under the 1996 Plan to officers and key employees of Commerce and the Bank. Pursuant to the 1996 Plan, stock options were granted which qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as incentive stock options as well as stock options that do not qualify as incentive stock options.  The 1996 Plan expired on December 31, 2005 and no further options may be granted under the 1996 Plan.  As of March 21, 2008, options to purchase 503,354 shares of Commerce common stock (as adjusted for all stock dividends and stock splits) were outstanding under the 1996 Plan.

In 2005, the Board of Directors adopted and the Company’s shareholders approved the adoption of the 2006 Employee Stock Option Plan (the “2006 Plan”) for the officers and employees of Commerce and the Bank.  The 2006 Plan commenced January 1, 2006 and replaced the 1996 Plan. We reserved 500,000 shares of common stock for issuance under the 2006 Plan. The 2006 Plan will expire December 31, 2015.  The purpose of the 2006 Plan is to provide additional incentive to officers and employees of Commerce and the Bank by encouraging them to invest in Commerce’s common stock and thereby acquire a proprietary interest in Commerce and an increased personal interest in Commerce’s continued success and progress. As of March 21, 2008, options to purchase 358,887 shares of Commerce common stock were outstanding under the 2006 Plan.

The 1996 Plan and the 2006 Plan are collectively referred to as the “Employee Plans”.

The Employee Plans are administered by the Compensation Committee, which is appointed by the Board of Directors and consists only of independent directors who are not eligible to receive options under the Employee Plans. The Compensation Committee determines, among other things, which officers and employees receive an option or options, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability and, subject to certain other provisions to be discussed below, the option price and duration of the option. Incentive stock options first exercisable by an employee in any one year under the Employee Plans may not exceed $100,000 in value (determined at the time of grant). The Compensation Committee may, in its discretion, modify or amend any of the option terms herein described, provided that if an incentive stock option is granted, the option as modified or amended continues to be an incentive stock option.

In the event of any change in the capitalization of Commerce, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Employee Plans will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. The option price for options issued must be at least equal to 100% of the fair market value of the Commerce common stock as of the date the option is granted.

Options granted after January 1, 2005 pursuant to the Employee Plans are not exercisable until one year after the date of grant and then are exercisable evenly over four years from the date of grant. Under the Employee Plans, in the event of a "change in control" of Commerce, as defined in the Employee Plans, each optionee may exercise the total number of shares then subject to the option. The Compensation Committee has the authority to provide for a different rate of option exercisability for any optionee.

Except as otherwise authorized by the Compensation Committee with respect to non-qualified stock options only, options are not transferable, except by will or the laws of descent and distribution in the event of death.

Under the Employee Plans, unless terminated earlier by the option's terms, both incentive stock options and non-qualified stock options expire ten years after the date they are granted. Options terminate three months after the date on which employment is terminated, other than by reason of retirement, death or disability. The option terminates three years from the date of termination due to retirement or death and one year from the date of termination due to disability (but not later than the scheduled termination date). During an optionee's lifetime, the option is exercisable only by the optionee including, for this purpose, the optionee's legal guardian or custodian in the event of disability.

During 2007 Commerce granted stock options to purchase an aggregate of 134,500 shares of Commerce common stock at an average price of $28.52 per share under the 2006 Commerce Employee Stock Option Plan.  During 2007 a total of 118,734 options were exercised under the Employee Plans.

On December 16, 2005 Commerce’s Board of Directors approved the accelerated vesting of all outstanding unvested stock options awarded prior to July 1, 2005 to employees and directors.  This acceleration was effective as of December 18, 2005.  The decision to accelerate the vesting of the options was to enable Commerce to reduce the amount of non-cash compensation expense that would have been recorded in the Company’s income statement in future periods upon the adoption of Financial Accounting Standards Board (FASB) Statement No. 123(R), “Share-Based Payment” in January 2006.  Commerce has placed a restriction on the members of senior management and the Board of Directors that prevents the sale, or any other transfer, of any stock obtained through exercise of an accelerated option prior to the earlier of the original vesting date or the individual’s termination of employment.

Executive Stock Option Grants in Fiscal Year 2007

The following table shows the stock options granted to the Named Executive Officers in 2007.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2007

			Exercise or	Grant Date Fair
	Grant	Number of Securities	Base Price	Value of Stock
Name	Date	Underlying Options[1]	of Option Awards[2]	and Option Awards[3]

Gary L. Nalbandian	2/16/2007	32,500	$ 28.51	$ 326,851

Mark A. Zody	2/16/2007	11,000	28.51	110,626

Rory G. Ritrievi	2/16/2007	12,000	28.51	120,683

James R. Ridd	2/16/2007	3,500	28.51	35,199

D. Scott Huggins	2/16/2007	3,500	28.51	35,199

1
This column shows the number of stock options granted in 2007 to each named executive officer.  These options are not exercisable until one year after the date of grant and then vest evenly over a four-year period beginning February 16, 2008.  Continuation of employment is the only vesting condition.

2	This column shows the exercise price for the options granted in 2007 to each named executive officer. This was the closing market price on the date of grant of these options.

3
This column shows the full grant date fair value, under FAS 123(R), of stock options granted to each named executive officer in 2007.  The full grant date fair value is the total amount Commerce will recognize for financial statement reporting purposes over the option awards vesting schedule.  Options granted in 2007 were valued at $10.06 using a Black-Scholes option pricing model in accordance with FAS 123(R).  For a discussion of the valuation assumptions used, see Note 1 to Commerce’s Notes to Consolidated Financial Statements included in Commerce’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

The table on the following page sets forth certain information as of December 31, 2007 regarding the number of vested and unvested stock option awards for each named executive officer, as adjusted for all stock splits and stock dividends through the record date.  Each grant is shown separately for each named executive officer.

		Number of Securities	Number of Securities
		Underlying	Underlying	Option	Option
	Option	Unexercised Options-	Unexercised Options-	Exercise	Expiration
Name	Grant Date	Exercisable	Unexercisable[1]	Price[2]	Date

Gary L. Nalbandian	11/20/1998	26,801		$ 10.73	11/20/2008
	11/19/1999	25,525		9.11	11/19/2009
	11/17/2000	24,309		12.13	11/17/2010
	11/16/2001	34,728		15.55	11/16/2011
	2/21/2003	31,499		17.98	2/21/2013
	2/20/2004	30,000		25.38	2/20/2014
	2/18/2005	22,500		33.50	2/18/2015
	2/17/2006	7,000	21,000	31.25	2/17/2016
	2/16/2007		32,500	28.51	2/16/2017

Mark A. Zody	11/20/1998	9,379		$ 10.73	11/20/2008
	11/19/1999	8,933		9.11	11/19/2009
	11/17/2000	6,077		12.13	11/17/2010
	11/16/2001	8,102		15.55	11/16/2011
	2/21/2003	8,399		17.98	2/21/2013
	2/20/2004	8,500		25.38	2/20/2014
	2/18/2005	5,250		33.50	2/18/2015
	2/17/2006	2,500	7,500	31.25	2/17/2016
	2/16/2007		11,000	28.51	2/16/2017

Rory G. Ritrievi	11/17/2000	9,938		$ 12.13	11/17/2010
	11/16/2001	11,576		15.55	11/16/2011
	2/21/2003	10,500		17.98	2/21/2013
	2/20/2004	10,000		25.38	2/20/2014
	2/18/2005	6,250		33.50	2/18/2015
	2/17/2006	2,750	8,250	31.25	2/17/2016
	2/16/2007		12,000	28.51	2/16/2017

James R. Ridd	11/20/1998	6,700		$ 10.73	11/20/2008
	11/19/1999	6,381		9.11	11/19/2009
	11/17/2000	6,077		12.13	11/17/2010
	11/16/2001	5,788		15.55	11/16/2011
	2/21/2003	5,250		17.98	2/21/2013
	2/20/2004	5,000		25.38	2/20/2014
	2/18/2005	3,000		33.50	2/18/2015
	2/17/2006	875	2,625	31.25	2/17/2016
	2/16/2007		3,500	28.51	2/16/2017

D. Scott Huggins	2/18/2005	200		$ 33.50	2/18/2015
	2/17/2006	500	1,500	31.25	2/17/2016
	2/16/2007		3,500	28.51	2/16/2017

1	These options vest at a rate of 25% per year in February 2008, 2009, 2010 and 2011.

2	This was the closing market price (adjusted for stock dividends and stock splits) of Commerce’s common stock on the date of grant of these options.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2007

	Number of Shares
	Acquired	Value Realized
Name	on Exercise	On Exercise

Gary L. Nalbandian	28,141[1]	$427,462

Mark A. Zody	9,848[2]	155,894

Rory G. Ritrievi	-	-

James R. Ridd	7,035[3]	138,801

D. Scott Huggins	-	-

1	Mr. Nalbandian exercised 28,141 options on May 1, 2007 with an exercise price of $10.66 per share and a market price of $25.85 per share.

2	Mr. Zody exercised 9,848 options on May 18, 2007 with an exercise price of $10.66 per share and a market price of $26.49 per share.

3	Mr. Ridd exercised 7,035 options on October 11, 2007 with an exercise price of $10.66 per share and a market price of $30.39 per share.

Potential Payments Upon Termination or Change in Control

Upon termination of employment for any reason, each named executive officer would be entitled to receive payment of salary for time worked through the date of termination of employment.  In addition, except in the event of termination due to misconduct, each executive would be entitled to exercise all vested unexercised stock options (see the table on page 26 for a list of these options).  In the event of termination due to misconduct, as determined in the reasonable judgment of management of Commerce, all stock options granted shall be forfeited and rendered unexercisable.

The Employee Stock Option Plan provides that in the event of a change in control (as defined in the plan), all outstanding options may be exercised by the option holder.  Consequently, if a change in control of Commerce had occurred on December 31, 2007 (the last business day of the year), each of the Named Executive Officers would have been entitled to exercise all of the outstanding stock options, including those that had been granted on February 16, 2007. The closing price of Commerce's common stock on December 31, 2007 was $27.85.  Because the options granted on February 16, 2007 have an exercise price of $28.51, the executives would not have received a gain on the exercise of these options.

Commerce's named executive officers do not have employment agreements or any other benefit arrangement that would be triggered by a termination of employment.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the section of this Proxy Statement captioned “Compensation Discussion and Analysis.” Based on this review and discussion, the Committee recommended to the Board of Directors that this section be included in this Proxy Statement and in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2007.

COMPENSATION COMMITTEE
By:  Alan R. Hassman, Chairman
Douglas S. Gelder
Michael A. Serluco

Equity Compensation Plan Information

The following table contains information about Commerce’s equity compensation plans as of December 31, 2007:

Number of securities
remaining available for
	Number of securities to	Weighted average	future issuance under equity
	be issued upon exercise of	exercise price of	compensation plans
	outstanding options, warrants	oustanding options,	(excluding securities reflected
	and rights	warrants and rights	in column (a))
Plan Category	(a)	(b)	(c)[1]

Equity compensation
plans approved by
security holders	924,215	$22.19	339,828

Equity compensation
plans not approved
by security holders	N/A	N/A	N/A

TOTAL	924,215	$22.19	339,828

1	Includes total shares available for employees through the 2006 Employee Stock Option Plan and also shares available for directors through the 2001 Directors Stock Option Plan.

APPROVAL OF THE AMENDMENT TO THE 2001 DIRECTORS’ STOCK OPTION PLAN

The Board of Directors seeks shareholder approval of an amendment to the 2001 Directors Stock Option Plan described on page 14 of this Proxy Statement (the “Director Plan”), which would increase the number of shares issuable under the Director Plan by 100,000 to provide sufficient shares to fund future awards. Following is a summary of significant terms of the Plan as approved by the shareholders in 2000:

Purpose Total Number of Shares Covered by the Plan
The purpose of this Director Plan is to enable Commerce to continue to attract and retain the services of non-employee directors, directors emeritus, advisory directors, consultants and others with outstanding abilities who provide service to Commerce by making it possible for them to purchase shares of Commerce’s Common Stock on terms which will give them a direct and continuing interest in the future success of Commerce’s business.

243,100 shares of Commerce Common Stock (as adjusted for stock dividends which have occurred since approval of the plan). As a result of options that have been awarded since approval of the plan, 31,593 shares remain available for issuance under the plan.

Administration	The Compensation Committee or another committee designated by the Board will administer the plan.

Eligible Participants	Approximately, eight individuals, consisting of non-employee directors, directors emeritus, advisory directors, consultants and others with outstanding abilities who provide service to Commerce.

Exercise Price	Generally, the fair market value of Commerce's common stock on the date we grant the option.

Terms of Options	Generally 10 years, but could be a shorter period.

Vesting of Options	Options granted pursuant to the Director Plan are not exercisable until one year after the grant date and vest at a rate of 25% per year over four years.

Exercise of Options
The holder of an option can pay the exercise price of the option in cash, or at the Board's or the committee's discretion, with Commerce common stock (valued at the closing price of the common stock on the exercise date) or a combination of cash and Commerce stock.

Transferability	Options are not transferable except by will or by intestate succession.

Acceleration of Vesting Options	If a Change of Control of Commerce (as defined in the plan) occurs, the options will vest immediately and become exercisable in full unless we determine otherwise.

Term of Plan	The plan will expire on December 31, 2010, unless we terminate it earlier.

Plan Benefits

At its discretion, the Board of Directors or the Compensation Committee may determine the number of shares that will be optioned in any year, the individuals to whom options will be granted and the number of options that will be granted to any eligible person.  Commerce has no policy with respect to the granting of options to director nominees or newly elected directors.  The benefits that will be received in the future under the Director Plan, therefore, are not determinable at this time.  Below is information concerning options granted to non-employee directors as a group under the Director Plan in 2007.

Number of Shares Underlying Options Granted to Non-Employee Directors as a Group	Exercise Price	Expiration Date	Grant Date Fair Value of Option Awards
29,750	$ 28.51	2/16/2017	$302,799.86

The market value of Commerce’s common stock was $27.50 on April 15, 2008.

Plan Amendments

In its discretion, the Board of Directors may amend the Director Plan.  However, without the approval of the shareholders, the Board of Directors may not make material amendments to the plan.  Material amendments which require the approval of the shareholders include (i) a material increase in the number of shares available under the plan; (ii) a material expansion of the types of awards available under the plan; (iii) a material expansion of the class of individuals eligible to participate in the plan; and (iv) a material extension of the term of the plan.   Amendments that are not material in nature or that curtail, rather than expand, the scope of the plan may be made at the discretion of the Board of Directors.  For example, an amendment to decrease the shares available for option would not require shareholder approval.

Federal Income Tax Consequences

All the options granted under the Director Plan are non-qualified stock options.  An optionee under the Director Plan will generally recognize no taxable income at the date the option is granted.  However, at the time of the exercise of the option, the optionee will usually recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the option exercise price.  Commerce will be entitled to a federal tax deduction in an amount equal to the ordinary income recognized by the optionee.

The Board of Directors has approved, subject to approval by the shareholders, an amendment to increase the number of shares issuable under the 2001 Directors’ Plan by 100,000 to provide sufficient shares to fund future awards.

The Board of Directors recommends that you vote “FOR” approval of the Amendment to the Director Plan.  A copy of the Director Plan is attached to this Proxy Statement as Appendix A.

APPROVAL OF THE AMENDMENT TO THE 2006 EMPLOYEE STOCK OPTION PLAN

 The Board of Directors seeks shareholder approval of an amendment to the 2006 Employee Stock Option Plan (the “Employee Plan”) described on page 23 of this Proxy Statement which would increase the number of shares issuable under the Employee Plan by 500,000 to provide sufficient shares to fund future awards.  Following is a summary of significant terms of the plan as approved by the shareholders in 2005:

Purpose Total Number of Shares Covered by the Plan
The purpose of this Employee Plan is to continue to attract and retain personnel of the highest caliber and provide incentive for officers and key employees to continue to promote the well-being of Commerce.

500,000 shares of Commerce Common Stock. As a result of options that have been awarded since approval of the plan, 138,469 shares remain available for issuance under the plan.

Administration	The Compensation Committee or another committee designated by the Board will administer the plan.

Eligible Participants	Officers and employees of Commerce.

Exercise Price	Generally, the fair market value of Commerce's common stock on the date we grant the option.

Terms of Options	Generally 10 years, but could be a shorter period.

Vesting of Options	Options granted pursuant to the Employee Plan are not exercisable until one year after the grant date and vest at a rate of 25% per year over four years.

Exercise of Options
The holder of an option can pay the exercise price of the option in cash, or at the Board's or the committee's discretion, with Commerce common stock (valued at the closing price of the common stock on the exercise date) or a combination of cash and Commerce stock.

Transferability	Options are not transferable except by will or by intestate succession.

Acceleration of Vesting Options	If a Change of Control of Commerce (as defined in the plan) occurs, the options will vest immediately and become exercisable in full unless we determine otherwise.

Term of Plan	The plan will expire on December 31, 2015, unless we terminate it earlier.

Approximately 135 officers and employees will be eligible to participate in the plan in 2008.

Plan Benefits

The Board of Directors or the Compensation Committee, if the Board shall direct, will determine in its sole discretion the number of shares that will be optioned in any year, the officers and key employees to whom options will be granted and the number of options that will be granted to each eligible employee.  The benefits that will be received in the future under the Employee Plan, therefore, are not determinable at this time.  The option awards granted to the named executive officers under the Employee Plan in 2007 are set forth in the Grants of Plan-Based Awards table on page 24.  These options expire on February 16, 2017.

Below is information concerning options granted during 2007 to current executive officers of Commerce as a group and the group of current employees of Commerce including all current officers who are not executive officers.

	Number of Shares Underlying Options Granted	Exercise Price	Expiration Date	Grant Date Fair Value of Option Awards
Executive Officer Group	70,250	$ 28.51	2/16/2017	$706,500.77
Non-Executive Officer Group	61,250	$ 28.51	2/16/2017	$512,837.46
Employee Group	2,100	$ 27.98	5/11/2017	$ 15,916.31
Employee Group	900	$ 30.65	10/3/2017	$ 7,324.05

Plan Amendments

The Board of Directors may amend the Employee Plan from time to time without further action by the shareholders.  However, the plan specifically prohibits the Board of Directors from amending the plan to (i) increase the maximum number of shares for which options may be granted; (ii) reduce the minimum exercise price; (iii) extend the maximum period during which options may be exercised; or (iv) permit the granting of options after December 31, 2015.  The Board of Directors may not make any other material amendments to the Employee Plan without the approval of the shareholders.  Amendments that are not material in nature or that curtail, rather than expand, the scope of the plan may be made at the discretion of the Board of Directors.  For example, an amendment to require a minimum period of service before the receipt of any option award would not require shareholder approval.

Federal Income Tax Consequences

Following is a summary of federal income tax consequences relating to options granted under the Employee Plan. The federal income tax consequences will depend in part on whether the option granted is an incentive stock option or a non-qualified stock option.

Tax Consequences for Incentive Stock Options

If an employee is granted an incentive stock option, exercises the incentive stock option, and subsequently holds the stock received upon exercise of the option for at least one (1) year after the stock was received and for at least two (2) years from the date the option was granted, he or she will recognize no taxable income upon either the grant or the exercise of the incentive stock option.  When the employee sells the stock, he or she will recognize capital gain or capital loss equal to the difference between the sale price and the option exercise price.

The amount by which the fair market value of the stock at the time of the exercise of the incentive stock option exceeds the option exercise price is an item of adjustment in computing alternative minimum taxable income, and may result in the employee having to pay an alternative minimum tax.  However, the gain or loss from disposition of stock acquired pursuant to an incentive stock option differs for purposes of regular tax and minimum tax computations.  For alternative minimum tax purposes, the basis of the stock is increased by the amount that the alternative minimum taxable income was increased due to the earlier exercise of the incentive stock option.

Commerce will not be entitled to a federal income tax deduction with respect to the grant of an incentive stock option or the issuance of stock upon exercise of the incentive stock option.

If the holder of an incentive stock option fails to hold stock received upon exercise of the option for the periods described above, he or she will recognize ordinary income in the year he or she disposes of the stock in violation of the holding period requirements.  The income recognized will generally be the lesser of (i) the excess of the fair market value of the stock on the date the incentive stock option was exercised over the option exercise price, or (ii) the gain recognized on disposition of the stock.  Commerce will ordinarily be entitled to take a deduction for federal income tax purposes equal to the ordinary income recognized by the employee for the year in which the disposition occurs.

Tax Consequences for Non-Qualified Stock Options

If an employee is granted a non-qualified stock option under the Employee Plan, he or she will generally recognize no taxable income at the date the option is granted. However, the employee will usually recognize ordinary income at the time the employee exercises the non-qualified stock option in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the option exercise price.  Commerce will be entitled to a federal tax deduction in an amount equal to the ordinary income recognized by the employee.

The Board of Directors has approved, subject to approval by the shareholders, an amendment to increase the number of shares issuable under the Employee Plan by 500,000 to provide sufficient shares to fund future awards.

The Board of Directors recommends that you vote “FOR” approval of the Amendment to the Employee Plan.  The Named Executive Officers will benefit from the proposed amendment, because it will enable Commerce to award the officers additional options.  The number of options to be awarded is not based on any executive officer’s existing share ownership.  A copy of the Employee Plan is attached to this Proxy Statement as Appendix B.

OTHER BUSINESS

At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the Annual Meeting other than the election of directors, the approval of the amendment to the 2001 Directors Stock Option Plan and the approval of the amendment to the 2006 Employee Stock Option Plan.  If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxy holders see fit.

INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant during 2007 was Beard Miller Company LLP (“BMC”), 320 East Market Street, Harrisburg, PA 17101.  The Audit Committee has selected BMC to be our principal accountant for 2008.  We expect a representative of BMC to attend the Annual Meeting, to have the opportunity to make a statement, if he or she so desires, and to be available to respond to appropriate questions.

The Sarbanes Oxley Act of 2002 and the auditor independence rules of the SEC require all public accounting firms who audit public companies to obtain authority from their respective audit committees in order to provide professional services without impairing independence.  Before BMC performs any services for Commerce, the Audit Committee is informed that such services are necessary and is advised of the estimated costs of such services.  The Audit Committee then decides whether to approve BMC’s performance of the services.  In 2007, all services performed by BMC were approved in advance pursuant to these procedures.  The Audit Committee has determined that the performance by BMC of tax services is compatible with maintaining that firm’s independence.

Fees Billed by Independent Public Accountants

Fees for professional services provided by Beard Miller Company LLP were as follows for the last two fiscal years:

	2007	2006
Audit Fees[1]	$ 196,975	$ 185,313
Audit-Related Fees[2]	13,399	16,693
Tax Fees[3]	9,234	9,826

	$ 219,608	$ 211,832

1
Includes professional services rendered for the audit of Commerce’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act, the student loan audit and procedures relating  to SEC filings), including out-of-pockets expenses.

2
Assurance and related services reasonably related to the performance of the audit or review of financial statements include: the employee benefit plan audit, Enterprise Zone Tax Credit audit (2006 only) and other attest services not required by statue or regulations.

3	Tax fees include the preparation of state and federal tax returns and related tax questions and research.

The 2007 fees were approved in accordance with the Audit Committee’s policy.  The de minimus exception (as defined in Rule 202 of the Sarbanes-Oxley Act) was not applied to any of the 2007 or 2006 total fees.

Shareholder Proposals for the 2009 Annual Meeting of Shareholders

Under Commerce's Bylaws, no shareholder proposals may be brought before an Annual Meeting of Shareholders unless a proposal is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a shareholder entitled to vote who has delivered notice to Commerce (containing information specified in the Bylaws) not less than 120 days prior to the anniversary of the mailing of the previous year's Proxy Statement. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in Commerce's Proxy Statement. A shareholder wishing to submit a proposal for consideration at the 2009 Annual Meeting of Shareholders, either under SEC Rule 14a-8, or otherwise, should do so no later than December 18, 2008.

If the Corporate Secretary of Commerce receives notice of a shareholder proposal that complies with the governing Bylaw provision on or prior to the required date and if such proposal is properly presented at the 2008 Annual Meeting of Shareholders, the proxies appointed by Commerce may exercise discretionary authority in voting on such proposal if, in Commerce's Proxy Statement for such meeting, Commerce advises shareholders of the nature of such proposal and how the proxies appointed by Commerce intend to vote on such proposal, unless the shareholder submitting the proposal satisfies certain SEC requirements, including the mailing of a separate Proxy Statement to Commerce's shareholders.

The presiding officer of the meeting may refuse to permit any proposal to be made at an Annual Meeting by a shareholder who has not complied with all of the governing Bylaw procedures, including receipt of the required notice by the Corporate Secretary for Commerce by the date specified. If a shareholder proposal is received by Commerce after the required notice date but the presiding officer of the meeting nevertheless permits such proposal to be made at the 2009 Annual Meeting of Shareholders, the proxies appointed by Commerce may exercise discretionary authority when voting on such proposal.

If the date of our next Annual Meeting is advanced or delayed by more than 30 days from May 22, 2009, we will promptly inform you of the change of the Annual Meeting and the date by which shareholder proposals must be received.

ANNUAL REPORT

Commerce sends only one annual report to shareholders sharing the same address.  We will promptly deliver a separate copy of the annual report to a security holder at a shared address to which we sent a single copy, upon our receipt of a written request sent to the address below.  If you wish to receive a separate copy of the annual report in the future, notify Commerce at the phone number or address below.  You can also request that we send only a single copy of the Proxy Statement to security holders at a shared address, by sending written notice to the address below.

Additionally, you can obtain a copy of the Commerce Annual Report on Form 10-K for the year ended December 31, 2007 at no charge by writing to:

Sherry Richart, Investor Relations
Pennsylvania Commerce Bancorp, Inc.
3801 Paxton Street
Harrisburg, PA  17111
1-800-653-6104

RETURN OF PROXY

You should sign, date and return the enclosed proxy card as soon as possible whether or not you plan to attend the meeting in person.  If you do attend the meeting, you may then withdraw your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

PETER J. RESSLER
Secretary

Harrisburg, Pennsylvania
April 21, 2008

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APPENDIX A

AMENDED 2001 DIRECTORS STOCK OPTION PLAN OF
PENNSYLVANIA COMMERCE BANCORP, INC. AS APPROVED IN 2003

1.           Purpose of Plan

The purpose of this Plan is to enable Pennsylvania Commerce Bancorp, Inc. (hereinafter referred to as the “Company”) to continue to attract and retain the services of non-employee directors, directors emeritus, advisory directors, consultants and others with outstanding abilities by making it possible for them to purchase shares of the Company's Common Stock on terms which will give them a direct and continuing interest in the future success of the Company's business.

2.           Definitions

“Company” means Pennsylvania Commerce Bancorp, Inc., a Pennsylvania business corporation.

“Committee of the Board” means a committee established by the Board consisting of three or more members of the Board. The Compensation Committee may be this committee.

“Director” for purposes of this Plan means a director of the Company who is not regularly employed on a salary basis by the Company or its subsidiary, Commerce Bank/Harrisburg, N.A.

“Eligible Participant”  for purposes of this Plan means a Director, advisory director, director emeritus, consultant, or other individual the Board deems beneficial to the Company who is not regularly employed on a salary basis by the Company or its subsidiary, Commerce Bank/Harrisburg, N.A.

“Shares” means shares of Common Stock of the Company.

“Board” means the Board of Directors of the Company.

“Optionee” means a person to whom an option has been granted under this Plan which has not expired or been fully exercised or surrendered.

3.           Limits on Options

The total number of shares for which options may be granted under this Plan shall not exceed in the aggregate 100,000 shares. This number shall be appropriately adjusted if the number of issued shares shall be increased or reduced by change in par value, combination, or split-up, reclassification, distribution of a dividend payable in stock, or the like.  The number of shares previously optioned and not theretofore delivered and the option prices therefore shall likewise be appropriately adjusted whenever the number of issued shares shall be increased or reduced by any such procedure after the date or dates on which such shares were optioned.  Shares covered by options which have expired or which have been surrendered may again be optioned under this Plan.

        4.    Adjustment of Options

The number of shares optioned from time to time to individual Optionees under the Plan, and the option prices therefore, shall be appropriately adjusted to reflect any changes in par value, combination, split-up, reclassification, distribution of dividend payable in stock, or the like.

5.           Granting of Options

The Board, or if the Board so determines, the Committee of the Board, is authorized to grant options to Eligible Participants pursuant to this Plan during the calendar year 2001 and in any calendar year thereafter to December 31, 2010, but not thereafter.  The number of shares, if any, optioned in each year, the Optionees to whom options are granted, and the number of shares optioned to each Optionee selected shall be wholly within the discretion of the Board or the Committee of the Board. If the Board acts, however, it shall do so only upon the advice and recommendation of the Committee of the Board upon all matters relating to the granting of options and the administration of this Plan, including determination of the rights and obligations of the Optionees.  Any options granted in a given year shall be granted in February of that year.

        6.    Terms of Stock Options

The terms of stock options granted under this Plan shall be as follows:

(a)
The option price shall be fixed by the Board or the Committee of the Board but shall in no event be less than 100% of the fair market value of the shares subject to the option on the date the option is granted.  The fair market value of the shares shall be the average of the high and low sale prices of the Common Stock as reported on the NASDAQ Global Select Market System on the trading day immediately preceding the date of grant or the closest preceding date if there are no high and low sale prices available on that date.  If there are no high and low sale prices available for the Common Stock for the 30 trading days preceding the applicable grant date, then the Board of Directors shall make a determination of the option price on the basis of information which it determines best reflects current fair market value.

(b)	Options shall not be transferable otherwise than by will or by the laws of descent and distribution. No option shall be subject, in whole or in part, to attachment, execution or levy of any kind.

(c)
Each option shall expire and all rights thereunder shall end ten (10) years after the date on which it was granted, subject in all cases to earlier expiration as provided in paragraphs (d), (e) and (f) of this Section 6 in the event an Optionee ceases to serve in the capacity to which he has been appointed or dies.

(d)
During the lifetime of an Optionee, his/her option shall be exercisable only by him/her and only while serving in that capacity to which he has been appointed or within that period of time after he/she otherwise ceases so to serve as determined by the Board of Directors (but in any event not later than the end of the period specified in paragraph (c) of this, Section 6).

(e)
If an Optionee dies within a period during which his/her option could have been exercised by him, his/her option may be exercised within three months after his/her death (but not later than the end of the period specified in paragraph (c) of this Section 6) by those entitled under his/her will or the laws of descent and distribution, but only if and to the extent the option was exercisable by him/her immediately prior to his/her death.

(f)
If Optionee is removed as a Director for any of the reasons specified in Section 1726(b) of the Pennsylvania Business Corporation Law of 1988 (“BCL”), or from any other position to which he has been appointed for reasons similar to the reasons specified in Section 1726(b) of the BCL, all options theretofore granted to the Optionee preceding such removal shall be forfeited by Optionee and rendered unexercisable.

(g)
Subject to the foregoing terms and to such additional or different terms regarding the exercise of the options as the Board or the Committee of the Board may fix at the time of grant, options may be exercised in whole or in part from time to time.

7.           Vesting of Options

No Option granted under this Plan after January 1, 2005 may be exercised within one year from the date of the grant of the Option.  Options held more than one year may be exercised based upon the Option holding period, pursuant to the following schedule:

Option Holding Period                                                                           Percent Vested

Less than 1 year                                                                                       0%
More than 1 year and less than 2 years                                                25
More than 2 years and less than 3 years                                              50
More than 3 years and less than 4 years                                              75
More than 4 years                                                                                    100

8.           Exercise of Options

No option granted under this Plan may be exercised before the first to occur of (i) one year from the date of option grant, or (ii) a Change in Control of the Company.  Thereafter, options may be exercised in whole, or from time to time in part, for up to the total number of shares then subject to the option, less the number of shares previously purchased by exercise of the option.

9.           Change in Control

For the purposes of this Agreement, a Change in Control with respect to any Optionee shall be deemed to have occurred when any of the following events shall have occurred without the prior written consent of such Optionee:

(a)
A change in identity of at least four (4) members of the Board of Directors or the addition of four (4) or more new members to the Board of Directors, or any combination of the foregoing, within any two (2) consecutive calendar year periods.

(b)
A person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitutes either more than 50%, of the shares which voted in the election of Directors of the Company at the Shareholder's Meeting immediately preceding such determination, or (ii) more than 50% of the Company's outstanding voting shares.

The term “proposes to hold or acquire” shall mean the right of a person or group to acquire or merge (whether such right is exercisable immediately or only after the passage of time, or upon the receipt of such regulatory approvals as are required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options, or otherwise.

(c)
A person or group acting in concert as described in Section 13(d)(2) of the Exchange Act has commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company.

(d)
A person or group acting in concert as described in Section 13(d)(2) of the Exchange Act has the right to vote shares of the Company pursuant to any agreement, arrangement or understanding (whether or not in writing), either (i) more than 50% of the shares which voted in the election of Directors of the Company at the Shareholder's Meeting immediately preceding such determination, or (ii) more than 50% of the Company's outstanding voting shares; provided, however, that such person or group acting in concert, shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities rises solely from a revocable proxy given in response to a Proxy Solicitation by management of the Company in connection with the Annual Meeting of the Shareholders of the Company.

10.           Reorganization of the Company

In the event that the Company is succeeded by another corporation or Company in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation or Company shall assume the outstanding options granted under this Plan or shall substitute new options for them.

11.           Delivery of Shares

No shares shall be delivered upon the exercise of an option until the option price has been paid in full in cash or, at the discretion of the Board or the Committee of the Board, in whole or in part in the Company's Common Stock owned by the Optionee valued at fair market value on the date of exercise. If required by the Board, no shares will be delivered upon the exercise of an option until the Optionee has given the Company a satisfactory written statement that he/she is purchasing the shares for investment and not with a view to the sale or distribution of any such shares.

        12.    Administration

The Board or the Committee of the Board may make such rules and regulations and establish such procedures, as it deems appropriate for the administration of this Plan.  In the event of a disagreement as to the interpretation of this Plan or any amendment thereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to this Plan, the decision of the Board or the Committee of the Board (excluding, however, any Optionee(s) affected by such dispute or disagreement) shall be final and binding upon all persons in interest, including the Company and its shareholders.

        13.    Reservation of Shares

Shares delivered upon the exercise of an option shall, in the discretion of the Board or the Committee of the Board, be either shares heretofore or hereafter authorized and then unissued, or previously issued shares heretofore or hereafter acquired through purchase in the open market or otherwise, or some of each. The Company shall be under no obligation to reserve or to retain in its treasury any particular number of shares at any time, and no particular shares, whether unissued or held as treasury shares, shall be identified as those optioned under this Plan.

    14.    Amendment of Plan

The Board may amend this Plan from time to time as it deems desirable.

    15.    Termination of the Plan

The Board may, in its discretion, terminate this Plan at any time prior to December 31, 2010, but no such termination shall deprive Optionees of their rights under their options.

    16.    Effective Date

This Plan shall become effective on January 1, 2001, and options hereunder may be granted at any time on or after that date.

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APPENDIX B

PENNSYLVANIA COMMERCE BANCORP, INC.
2006 EMPLOYEE STOCK OPTION PLAN

1.	Purpose of Plan

The purpose of this Plan is to enable Pennsylvania Commerce Bancorp, Inc. (hereinafter referred to as “Commerce”) to continue to compete successfully in attracting and retaining key employees with outstanding abilities by making it possible for them to purchase shares of Commerce's common stock on terms which will give them a more direct and continuing interest in the future success of Commerce.

2.	Definitions

"Commerce" means Pennsylvania Commerce Bancorp, Inc., a Pennsylvania corporation and bank holding company.

"Board" means the Board of Directors of Commerce.

"Committee" means a committee established by the Board.  The Committee shall consist of three or more members of the Board.  No member of the Committee may receive Options under the Plan.  The Compensation Committee may be the Committee if it meets these qualifications.

"Employees" means employees, including officers, regularly employed on a salary basis by Commerce.  “Employment with Commerce”, or words to that effect, shall include employment by any subsidiary or affiliate of Commerce.

“Fair Market Value” of a share of Commerce's common stock shall mean its closing sale price on the principal stock exchange on which the stock is traded on the date as of which the value is being determined. If there is no reported sale on that date, the Fair Market Value shall be the closing sale on the next preceding day for which a sale was reported.  However, the Committee, in the good faith exercise of its discretion, may determine that the closing sale price does not reflect the true Fair Market Value of a share of common stock.  If it so determines, the Fair Market Value shall be the average closing sale price on the principal stock exchange on which Commerce's common stock is traded during the twenty (20) day period immediately preceding the date on which Fair Market Value is being determined.

“ISO” means an incentive stock option described in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

“NQSO” means a stock option, which is not described in Section 422 of the Code.

“Option” means an option, either in the form of an ISO or NQSO, granted in accordance with the terms of this Plan.

"Optionee" means a person to whom an option has been granted under this Plan.

“Option Price” means the per share exercise price of the shares of Commerce common stock covered by each option.

"Shares" means shares of common stock of Commerce.

3.	Aggregate Number of Shares

The total number of Shares for which Options may be granted under this Plan shall not exceed in the aggregate 500,000 shares, subject to appropriate adjustment if the number of issued shares shall be increased or reduced by change in par value, combination, or split-up, reclassification, distribution of a dividend payable in stock, or similar corporate action.  Shares covered by Options, which have expired, which have been cancelled or otherwise surrendered may again be available for option under this Plan.  Options may be granted in the form of ISOs or NQSOs.

4.	Adjustment of Options

The number of Shares optioned from time to time to individual Optionee’s under the Plan, and the Option Prices therefore, shall be appropriately adjusted to reflect any changes in par value, combination, split-up, reclassification, distribution of dividend payable in stock, or the like.

5.	Granting of Options

The Board, or if the Board so determines, the Committee, is authorized to grant Options to selected employees pursuant to this Plan during the calendar year 2006 and in any calendar year thereafter to December 31, 2015.  The number of Shares, if any, optioned in each year, the employees to whom Options are granted, and the number of Shares optioned to each employee selected shall be wholly within the discretion of the Board or the Committee.  The Board may grant both ISOs and NQSOs to the same employee. Board action on Options and administration of this Plan shall be only upon the advice and recommendation of the Committee if the Board has appointed a Committee.

6.	Terms of ISOs

ISOs granted under this Plan shall contain the following terms:

(a)
The ISO price shall be fixed by the Board or the Committee but shall in no event be less than 100% of the fair market value of the Shares subject to the ISO on the date the ISO is granted.  The ISO price, in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding Shares of Commerce's common stock shall be at least 110% of the fair market value of the Shares subject to the ISO on the date the ISO is granted.

(b)	ISOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No ISO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

(c)
Each ISO shall expire and all rights under the ISO shall end at the expiration of the exercise period for the ISO, which shall not be more than ten years after the date on which it was granted.  Provided, however, that in the case of an Optionee who, at the time the Option is granted, owns more than 10% of the outstanding shares of Commerce's common stock, ISOs shall expire no more than five years after the date on which the ISO was granted.

(d)
ISOs shall be exercisable only by the Optionee during the Optionee’s lifetime.  ISOs may be exercised only while employed by Commerce or within (i) three years after retirement, or (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of Section 6).  In all other respects, an ISO is exercisable by retired or terminated Optionee’s only to the extent the ISO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the ISOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 6).

(e)
If an Optionee dies within a period during which an ISO could have been exercised by the Optionee, the ISO may be exercised within three years after the Optionee’s death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 6) by those entitled under the Optionee’s will or the laws of descent and distribution, but only if and to the extent the ISO was exercisable by the Optionee immediately prior to the Optionee’s death.

(f)
If Optionee's employment with Commerce is terminated by Commerce due to the misconduct of Optionee, as determined in the reasonable judgment of management of Commerce, all ISOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

(g)
ISOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the ISOs as the Board or the Committee of the Board may fix at the time of grant.

(h)
ISOs shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit that individual first to exercise ISOs, in any calendar year, for the purchase of Shares having a fair market value in excess of $100,000 (determined at the time of the grant of the ISOs).  Any Optionee may exercise ISOs for the purchase of Shares valued in excess of $100,000 (determined at the grant of the ISOs) in any calendar year, but only if the right to exercise the ISOs shall have first become available in prior calendar years.

(i)	An ISO shall be automatically converted to an NQSO in the event all requirements of Section 422 of the Code are not met.

7.          Terms of NQSOs.

NQSOs granted under this Plan shall contain the following terms:

(a)	The NQSO price shall be fixed by the Board or the Committee, and may be less than 100% of the fair market of the Shares subject to the NQSO on the date the NQSO is granted.

(b)	NQSOs shall not be transferable otherwise than by will or by the laws of descent and distribution. No NQSO shall be subject, in whole or in part, to attachment, execution or levy of any kind.

(c)
Each NQSO shall expire and all rights under the NQSO shall end at the expiration of the exercise period for the NQSO, which shall not be more than ten years after the date on which it was granted.  The Board or the Committee shall establish the exercise period for each NQSO, subject in all cases to paragraphs (d), (e) and (f) of this Section 7.

(d)
NQSOs shall be exercisable only by the Optionee during the Optionee’s lifetime.  NQSOs may be exercised only while employed by Commerce or within (i) three years after retirement, or (ii) three months after termination of employment (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of Section 7). In all other respects, an NQSO is exercisable by retired or terminated Optionees only to the extent the NQSO was exercisable by the Optionee on the last day of his or her employment with Commerce. For purposes of this paragraph (d), retirement shall mean termination of employment by an Optionee who has attained age 62. If an Optionee retires due to disability, the NQSOs granted to the Optionee shall be exercisable within 12 months of the date of retirement (but in any event not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 7).

(e)
If an Optionee dies within a period during which an NQSO could have been exercised by the Optionee, the NQSO may be exercised within three years after the Optionee’s death (but not later than the end of the period fixed by the Board or the Committee of the Board in accordance with the provisions of paragraph (c) of this Section 7) by those entitled under the Optionee’s will or the laws of descent and distribution, but only if and to the extent the NQSO was exercisable by the Optionee immediately prior to the Optionee’s death.

(f)
If Optionee's employment with Commerce is terminated by Commerce due to the misconduct of Optionee, as determined in the reasonable judgment of management of Commerce, all NQSOs granted to the Optionee prior to termination shall be forfeited by Optionee and rendered unexercisable.

(g)
NQSOs may be exercised in whole or in part from time to time, subject to the provisions of this Plan and to such additional or different terms regarding the exercise of the NQSOs as the Board or the Committee of the Board may fix at the time of grant.

8.           Vesting of Options

No Option granted under this Plan may be exercised within one year from the date of the grant of the Option.  Options held more than one year may be exercised based upon the Option holding period, pursuant to the following schedule:

Option Holding Period	Percent Vested

Less than 1 year	0%
More than 1 year and less than 2 years	25
More than 2 years and less than 3 years	50
More than 3 years and less than 4 years	75
More than 4 years	100

       9.    Exercise Eligibility Period Following Termination of Employment

Options granted under this Plan less than one year prior to date of termination of employment are not exercisable under any circumstances.  Options granted at least one year prior to termination of employment must be exercised prior to the expiration date of the Option and within the period set forth below depending upon the reason for termination:

	Options Eligible	Exercise Eligibility
Termination Reason	for Exercise	Period

Retirement	100% of outstanding	3 years from
	Options	retirement date

Death while employed	100% of outstanding	3 years from
	Options	date of death

Total & permanent	100% of outstanding	1 year from termination
disability	Options	date

Misconduct	None	Not applicable

Any other reason	Any Option 100% vested	3 months from
	plus the vested portion	termination date
of the next oldest Option

10.	Reorganization of Commerce

In the event that Commerce is succeeded by another corporation or bank in a reorganization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation or bank shall assume the outstanding Options granted under this Plan or shall substitute new Options for them.

11.	Delivery of Shares

No Shares shall be delivered upon the exercise of an Option until the Option price has been paid in full in cash or, at the discretion of the Board or the Committee, in whole or in part in Commerce's common stock owned by the Optionee valued at fair market value on the date of exercise.  If required by the Board, no Shares will be delivered upon the exercise of an Option until the Optionee has given Commerce a satisfactory written statement that he is purchasing the Shares for investment and not with a view to the sale or distribution of Shares.

12.	Continuation of Employment

Neither this Plan nor any Option granted under this Plan shall confer upon any employee any right to continue in the employ of Commerce or limit in any respect the right of Commerce or to terminate the employee’s employment at any time.

13.	Administration

The Board or the Committee may make rules and regulations and establish procedures as it deems appropriate for the administration of this Plan.  In the event of a disagreement as to the interpretation of this Plan, any amendment thereto, any rule, regulation or procedure thereunder, or as to any right or obligation arising from or related to this Plan, the decision of the Board or the Committee shall be final and binding upon all persons in interest, including Commerce, Optionees, and shareholders of Commerce.

14.           Reservation of Shares

Shares delivered upon the exercise of an Option shall, in the discretion of the Board or the Committee, be either authorized but unissued Shares, or previously issued Shares acquired by Commerce through purchase in the open market or otherwise, or a combination of both.  Commerce shall be under no obligation to reserve or to retain in its treasury any particular number of Shares at any time, and no particular Shares, whether unissued or held as treasury Shares, shall be identified as those optioned under this Plan.

15.	Amendment of Plan

The Board without further action by the shareholders may amend this Plan from time to time as it deems desirable.  However, no such amendment shall increase the maximum number of Shares for which Options may be granted, reduce the minimum Option Price, extend the maximum Option period, or permit the granting of Options after December 31, 2015.

16.	Termination of the Plan

The Board may, in its discretion, terminate this Plan at any time prior to December 31, 2015.  Termination of the Plan shall not deprive Optionees of Options granted prior to termination of the Plan.

17.	Effective Date - Shareholder Approval

This Plan shall become effective as of January 1, 2006, subject to approval by the holders of a majority of the shares casting a vote at a meeting of shareholders of Commerce where a quorum is present.

PROXY

PENNSYLVANIA COMMERCE BANCORP, INC.
3801 Paxton Street
Harrisburg, PA  17111
Telephone:  (888) 937-0004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF PENNSYLVANIA COMMERCE BANCORP, INC.

The undersigned hereby appoints Douglas S. Gelder and Howell C. Mette as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of common stock of Pennsylvania Commerce Bancorp, Inc. held of record by the undersigned on March 21, 2008 at the Annual Meeting of Shareholders to be held on May 16, 2008.

1.       ELECTION OF DIRECTORS:

For all Nominees Listed Below ________                                                                 Withhold Authority_________
(except as indicated below)

Gary L. Nalbandian, James R. Adair, John J. Cardello, Jay W. Cleveland, Jr., Douglas S. Gelder, Alan R. Hassman, Michael A. Serluco,
Howell C. Mette, Samir J. Srouji, M.D.

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.

2.       AMENDMENT TO THE 2001 DIRECTORS STOCK OPTION PLAN

FOR_____  AGAINST_____ ABSTAIN_____

3.       AMENDMENT TO THE 2006 EMPLOYEE STOCK OPTION PLAN

FOR_____  AGAINST_____ ABSTAIN_____

4.       OTHER BUSINESS:

Take action on other business, which may properly come before the meeting.

FOR_____  AGAINST_____ ABSTAIN_____

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS, AND “FOR” ANY FOR ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.  THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated this day of , 2008.	(SEAL)
                Signature

(SEAL)
                Signature

When shares are held by joint tenants, both should sign.  If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope.  No postage is necessary if mailed in the United States in the enclosed self-addressed envelope.